                                                           FILE NOS:  33-43628
                                                                     811-6465

                                  SCHEDULE 14A
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [X] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 NOT APPLICABLE
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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

                          THE TRAVELERS SERIES TRUST

                          Convertible Bond Portfolio
                     Disciplined Mid Cap Stock Portfolio
                    Disciplined Small Cap Stock Portfolio
                           Equity Income Portfolio
                        Federated High Yield Portfolio
                          Federated Stock Portfolio
                    Jurika & Voyles Core Equity Portfolio
                             Large Cap Portfolio
                     Lazard International Stock Portfolio
                        MFS Emerging Growth Portfolio
                        MFSM Mid Cap Growth Portfolio
                            MFS Research Portfolio
                           NWQ Large Cap Portfolio
                       Social Awareness Stock Portfolio
                          Strategic Stock Portfolio
                       Travelers Quality Bond Portfolio
                     U.S. Government Securities Portfolio
                             Utilities Portfolio
           Zero Coupon Bond Fund Portfolios (Series 2000 and 2005)

                               ONE TOWER SQUARE
                         HARTFORD, CONNECTICUT 06183


                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                                             May 5, 1999

To the Shareholders:

        Notice is hereby given that a Special Shareholder Meeting of Capital Appreciation Fund (the "Fund") will be held at its office at One Tower Square, Hartford, Connecticut on Friday, April 30, 1999 at 9:00 a.m. for the following purposes:

1.   PROPOSAL TO ADOPT STANDARD FUNDAMENTAL INVESTMENT POLICIES

     Item 1.A. Proposal to Amend the Fundamental Investment Policy on Issuer Diversification
     Item 1.B. Proposal to Amend the Fundamental Investment Policy on Industry Concentration
     Item 1.C.  Proposal to Amend the Fundamental Investment Policy on
        Borrowing
     Item 1.D.  Proposal to Amend the Fundamental Investment Policy on
        Real Estate
     Item 1.E.  Proposal to Amend the Fundamental Investment Policy on
        Loans
     Item 1.F.  Proposal to Amend the Fundamental Investment Policy on
        Commodities
     Item 1.G.  Proposal to Amend the Fundamental Investment Policy on
        Underwriting
     Item 1.H. Proposal to Amend the Fundamental Investment Policy on Senior Securities

2. PROPOSAL TO REDESIGNATE (AND AMEND AS APPLICABLE) OR ELIMINATE CERTAIN FUNDS'FUNDAMENTAL INVESTMENT POLICIES

     Item 2.A. Proposal to Redesignate and Amend the Fundamental Investment Policy on Liquidity
     Item 2.B. Proposal to Redesignate and Amend the Fundamental Investment Policy on Investments to Exercise Control
     Item 2.C. Proposal to Redesignate and Amend the Fundamental Investment Policy on Short Sales
     Item 2.D. Proposal to Redesignate and Amend the Fundamental Investment Policy on Purchasing on Margin
     Item 2.E. Proposal to Redesignate and Amend the Fundamental Investment Policy on Pledging Assets
     Item 2.F. Proposal to Redesignate and Amend the Fundamental Investment Policy on Oil, Gas and Minerals
     Item 2.G. Proposal to Redesignate and Amend the Fundamental Investment Policy on "Unseasoned Issuers"
     Item 2.H. Proposal to Eliminate the Fundamental Investment Policies on Puts and Calls
     Item 2.I. Proposal to Eliminate the Fundamental Investment Policy on Investing in Warrants
     Item 2.J. Proposal to Redesignate and Amend the Fundamental Investment Policy on Investing in the Securities of Other Investment Companies

3. PROPOSAL TO AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES TO PERMIT THE FUND TO INVEST ALL OR A PORTION OF ITS ASSETS IN ONE OR MORE INVESTMENT COMPANIES AND RELATED AMENDMENTS TO THE FUND'S ADVISORY AGREEMENT

4. To act on any and all such other business as may properly come before the meeting.

The close of business on March 1, 1999 has been fixed as the record date for the determination of beneficial Shareholders entitled to notice of and to vote at said meeting.

     By order of the Board of Trustees.


                                     /s/ ERNEST J. WRIGHT, SECRETARY

Please complete and return the enclosed proxy card as soon as possible in the post-paid envelope provided. Your prompt response is appreciated.

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU
OWN

                           CONVERTIBLE BOND PORTFOLIO

                       DISCIPLINED MID CAP STOCK PORTFOLIO

                      DISCIPLINED SMALL CAP STOCK PORTFOLIO

                             EQUITY INCOME PORTFOLIO

                         FEDERATED HIGH YIELD PORTFOLIO

                            FEDERATED STOCK PORTFOLIO

                      JURIKA & VOYLES CORE EQUITY PORTFOLIO

                               LARGE CAP PORTFOLIO

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

                          MFS EMERGING GROWTH PORTFOLIO

                          MFS MID CAP GROWTH PORTFOLIO

                             MFS RESEARCH PORTFOLIO

                             NWQ LARGE CAP PORTFOLIO

                        SOCIAL AWARENESS STOCK PORTFOLIO

                            STRATEGIC STOCK PORTFOLIO

                        TRAVELERS QUALITY BOND PORTFOLIO

                      U.S. GOVERNMENT SECURITIES PORTFOLIO

                               UTILITIES PORTFOLIO

             ZERO COUPON BOND FUND PORTFOLIOS (SERIES 2000 AND 2005)

                                       OF

                           THE TRAVELERS SERIES TRUST

                             Meeting of Shareholders

                                 April 30, 1999

                                 PROXY STATEMENT

            THE BOARD OF TRUSTEES OF THE TRAVELERS SERIES TRUST (THE "TRUST") SOLICITS YOUR PROXY ON BEHALF OF: Convertible Bond Portfolio ("CB"), Disciplined Mid Cap Stock Portfolio ("DMCS"), Disciplined Small Cap Stock Portfolio ("DSCS"), Equity Income Portfolio ("EI"), Federated High Yield Portfolio ("FHY"), Federated Stock Portfolio ("FS"), Jurika & Voyles Core Equity Portfolio ("JVCE"), Large Cap ("LC"), Lazard International Stock Portfolio ("LIS"), MFS Emerging Growth Portfolio ("MFSEG"), MFS Mid Cap Growth Portfolio ("MFSMCG"), MFS Research Portfolio ("MFSR"), NWQ Large Cap Portfolio ("NWQLC"), Social Awareness Stock Portfolio ("SAS"), Strategic Stock Portfolio ("SS"), Travelers Quality Bond Portfolio ("TQB"), U.S. Government Securities Portfolio ("USGS"), Utilities Portfolio ("Util"), Zero Coupon Bond Fund Portfolio (Series 2000) ("ZCBF 2000"), and Zero Coupon Bond Fund Portfolio (Series 2005) ("ZCBF 2005"), (each, a "Fund", and collectively, the "Funds"). This proxy statement is being furnished in connection with the solicitation of voting instructions, as further described below, from owners of variable contracts ("beneficial owners") for use at a special shareholders meeting of each Fund to be held at the Trust's office, One Tower Square, Hartford, Connecticut, at 9:00 a.m. on April 30, 1999, and any adjournments (the "Meeting"). This proxy material will be mailed to beneficial owners of Fund shares on or about March 5, 1999.

GENERAL

            The purpose of the Meeting generally is to adopt standard fundamental investment policies for all of the Funds. The specific purposes for each Fund are set forth below and in the accompanying Notice. To adopt the proposed standard fundamental investment policies, a Fund may need to adopt a fundamental policy or to amend, redesignate, or eliminate some or all of its current fundamental investment policies. The following chart indicates the beneficial owners who are entitled to provide instructions on each proposal:

                       SUMMARY OF VOTING ON PROPOSAL ITEMS

 ----------------------------------------------------------------------------------------------------------------------------
  FUND          1.A    1.B   1.C    1.D   1.E   1.F    1.G   1.H    2.A  2.B  2.C   2.D  2.E  2.F   2.G  2.H   2.I  2.J 3.
 ----------------------------------------------------------------------------------------------------------------------------
  CB            X      X     X      X     X     X            X                                X                         X
 ----------------------------------------------------------------------------------------------------------------------------

  DMCS          X      X     X      X     X     X      X                 X    X     X    X    X     X          X    X   X
 ----------------------------------------------------------------------------------------------------------------------------
  DSCS                 X     X      X     X     X      X     X           X    X                                         X
 ----------------------------------------------------------------------------------------------------------------------------
  EI                                                                                                                    X
 ----------------------------------------------------------------------------------------------------------------------------
  FHY                  X     X                                                X          X                              X
 ----------------------------------------------------------------------------------------------------------------------------
  FS            X      X     X      X                  X     X                           X               X              X
 ----------------------------------------------------------------------------------------------------------------------------
  JVCE          X      X     X      X     X     X      X                                      X                         X
 ----------------------------------------------------------------------------------------------------------------------------
  LC                                                                                                                    X
 ----------------------------------------------------------------------------------------------------------------------------
  LIS                  X     X      X     X            X     X      X    X               X                          X   X
 ----------------------------------------------------------------------------------------------------------------------------
  MFSEG                X            X                                                                                   X
 ----------------------------------------------------------------------------------------------------------------------------
  MFSMCG               X     X      X     X     X      X     X                                X                         X
 ----------------------------------------------------------------------------------------------------------------------------
  MFSR          X      X     X      X     X     X      X            X    X    X     X    X          X    X          X   X
 ----------------------------------------------------------------------------------------------------------------------------
  NWQLC         X      X     X            X                                              X                              X
 ----------------------------------------------------------------------------------------------------------------------------
  SAS           X            X      X     X     X      X     X           X                                              X
 ----------------------------------------------------------------------------------------------------------------------------
  SS                   X     X      X     X     X      X     X           X    X                                         X
 ----------------------------------------------------------------------------------------------------------------------------
  TQB                                                                                                                   X
 ----------------------------------------------------------------------------------------------------------------------------
  USGS          X      X     X      X     X     X      X                 X    X     X    X                          X   X
 ----------------------------------------------------------------------------------------------------------------------------
  UTIL          X            X            X     X                             X     X    X                              X
 ----------------------------------------------------------------------------------------------------------------------------
  ZCBF 2000     X      X     X            X     X                             X     X    X                              X
 ----------------------------------------------------------------------------------------------------------------------------
  ZCBF 2005     X      X     X            X     X                             X     X    X                              X
 ----------------------------------------------------------------------------------------------------------------------------


VOTE BY PROXY

       An instruction card is enclosed for use at the Meeting. You may revoke the instruction card at any time before the vote is taken at the Meeting by sending a written notice of revocation to the Trust's Secretary or by appearing in person to provide instructions at the Meeting. All instruction cards that are properly executed, received in time, and not so revoked will be voted at the Meeting in accordance with the instructions on them. Instruction cards that are properly executed but provide no specific instructions will be voted in favor of the Proposals.

COST OF SOLICITATION

       Each Fund will pay a portion of the Meeting costs, including the cost of proxy solicitation, allocated on the basis of each Fund's relative net asset value. Under the Trust's Management Agreement dated May 1, 1993 (and subsequent amendments), The Travelers Insurance Company ("Travelers Insurance") reimburses each Fund for the amount by which its aggregate annual expenses (including the cost, among other things, of printing, preparing and mailing special meeting notices and proxy solicitation materials) exceeds a certain percentage of each Fund's average net assets for any year during which the Management Agreement remains in effect (see Appendix A for a list of the percentages). Travelers Insurance is located at One Tower Square, Hartford, Connecticut 06183. Travelers Insurance has engaged the services of Management Information Services ("MIS") to assist in the solicitation of proxies. The aggregate cost of soliciting the Funds' beneficial owners is expected to be approximately [$______].

       In addition to the solicitation of proxies by mail, the Trust's trustees, officers, and/or employees of a Fund's adviser may solicit proxies in person or by telephone. The adviser of each Fund (except for SAS and Util) is Travelers Asset Management International Corporation ("TAMIC"), and the investment adviser for SAS and Util is Mutual Management Corp. ("MMC") (formerly, Smith Barney Mutual Funds Management, Inc.) (TAMIC and MMC are each, an "adviser", and together, the "advisers.")

SHAREHOLDERS AND THE VOTE

       Shareholders may vote only on matters that concern the Fund or Funds in which they hold shares. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Only shareholders of record of each Fund at the close of business on March 1, 1999 (the record date) will be entitled to notice of and to vote at the Meeting.

       The number of full and fractional votes for which a beneficial owner is entitled to provide voting instructions is set forth on the enclosed instructions card(s). Shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Trust: (1) if only one person votes, that vote will bind all; (2) if more than one person votes, the vote of the majority will bind all; and (3) if more than one person votes and the vote is evenly divided, the vote will be cast proportionately.

       As of the record date, separate accounts that fund variable annuity contracts and variable life insurance contracts issued by Travelers Insurance and The Travelers Life and Annuity Company (collectively, with their affiliates, "The Travelers") were the record owners of all of the Funds' shares. As of that date, no single shareholder or group, other than The Travelers, beneficially owned more than 5% of a Fund's outstanding shares.

       This proxy material is being mailed to owners of, or participants in, variable annuities and variable life insurance contracts who had allocated amounts to one or more Fund through certain separate accounts as of the record date (namely, the beneficial owners of the shares). The beneficial owners instruct The Travelers how to vote the shares in which the beneficial owners have a beneficial interest. The Travelers will vote all shares held by it as instructed by the contract owners or participants. Further, The Travelers intends to vote all shares for which no instruction cards are received in the same proportion as the shares for which instructions are received.

       To hold the Meeting with respect to a Fund, a majority of each Fund's shares entitled to vote must be present in person or by proxy at the Meeting. In the event that a quorum is present but sufficient votes in favor of one or more items of a Proposal are not received by the Meeting time, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment requires the affirmative vote of a majority of the shares present in person or by proxy at the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interests of the particular Fund's shareholders. Each Fund's shareholders vote separately with respect to each item of a Proposal, pursuant to the Investment Company Act of 1940, as amended (the "1940 Act") and the Declaration of Trust.

VOTE REQUIRED: APPROVAL OF EACH ITEM OF EACH PROPOSAL FOR A FUND REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF THE LESSER OF: (A) 67% OF THE FUND'S SHARES PRESENT AT THE MEETING IN PERSON OR BY PROXY, OR (B) A MAJORITY OF THE FUND'S OUTSTANDING SHARES.

       The Trust's Board of Trustees (the "Board") has approved and recommends that Fund shareholders approve the following Proposals to amend, redesignate (and amend as applicable), or eliminate each Fund's current investment policies. Proposal items that are approved at the Meeting will become effective on May 1, 1999. Proposal items that are not approved at the Meeting will not be implemented.

THE PROPOSALS GENERALLY

       For each item of the Proposals, the relevant current investment policy is described generally below. Each proposed fundamental or operating (nonfundamental) investment policy also is specifically discussed below. Items designated as "fundamental" may be changed only with shareholder approval as described above. The effect of a "FOR" vote on each item of the Proposals is detailed; specifically, whether the current policy will be: (1) amended, (2) redesignated (and amended as applicable), or (3) eliminated entirely.

       The Board may adopt additional or supplemental fundamental investment policies for a Fund without shareholder approval if required by federal regulators or if the Board determines the policies to be necessary or desirable. The proposed standard investment policies meet all of the requirements of the 1940 Act, and no other fundamental investment policies in addition to the proposed policies are presently required by the 1940 Act. A detailed listing of the proposed fundamental and operating (nonfundamental) policies as well as each Fund's current fundamental policies are provided in Appendices B and C, respectively, for your reference.

       The reasons for the Proposals are: (1) to conform the Funds' fundamental policies to ones that are expected to become standard for all mutual funds managed by The Travelers, (2) to simplify and modernize the policies that are required to be fundamental by the 1940 Act, and (3) to eliminate as fundamental any policies that are not required to be fundamental by that Act. The Board believes that standard policies will assist the Funds, The Travelers and the advisers and subadvisers in monitoring compliance with the various policies to which the Funds are subject. By reducing to a minimum those policies that can be changed only with shareholder approval, the Funds will be able to minimize costs and delay associated with holding frequent shareholders' meetings. The Board proposes to amend certain of the Funds' investment policies, as described below, in order to render clearer and simpler statements of the Funds' fundamental policies. Finally, the Board also believes that The Travelers', the advisers' and subadvisers' ability to manage the Funds' assets efficiently in a changing investment environment should be enhanced and that investment management opportunities should be increased by these changes. The Board may approve or revise nonfundamental investment policies without seeking approval from shareholders.

       The Board does not anticipate that amending, redesignating, or eliminating a Fund's current fundamental investment policies generally will result in a material change in the level of risk associated with an investment in the Fund. If the proposed changes are approved by a Fund's shareholders at the Meeting, the registration statement (including each Fund's prospectus and statement of additional information) will be revised to reflect the changes and reflect any modified investment policies. In the event that a proposed change is not approved by a Fund's shareholders, the Fund will retain the relevant current fundamental policy.

       In the following discussion, "the Fund" refers to each Fund.

       IN ALL THREE PROPOSALS, FUND POLICIES THAT ARE DESIGNATED AS FUNDAMENTAL MAY NOT BE CHANGED WITHOUT SHAREHOLDER APPROVAL. OPERATING ( NONFUNDAMENTAL) POLICIES MAY BE CHANGED BY THE BOARD WITHOUT SHAREHOLDER APPROVAL.

1.     PROPOSAL TO ADOPT STANDARD FUNDAMENTAL INVESTMENT POLICIES

       ITEM 1.A. PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT POLICIES ON ISSUER DIVERSIFICATION

       The Board has proposed amending the Funds' fundamental investment policies on issuer diversification to conform such policies to the requirements of Section 5(b)(1) of the 1940 Act and to permit the Funds greater flexibility to invest in securities that the advisers consider to present attractive investment opportunities, including possible conversion to master-feeder or fund-of-funds structures. The 1940 Act requires that a "diversified" mutual fund adopt a fundamental investment policy with regard to diversification. The Funds (except MFSMCG) are "diversified" within the meaning of the 1940 Act. This means that by law, each Fund must not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or acquire more than 10% of the outstanding voting securities of any one issuer. These policies apply only at the time of investment, and a Fund may invest up to 25% of its total assets without regard to such policies. In addition, these policies do not apply to Fund holdings of or investments in cash, cash items, U.S. government securities or securities of other investment companies.

       Currently, many Funds have policies that are more restrictive than is required by the 1940 Act. Many Funds apply the diversification policies to 100% of their assets rather than the 75% required by law. The proposed investment policy would conform the Funds' diversification policy with the law and among each other. It should be understood that the proposed amendment, by permitting a Fund to invest a greater percentage of its assets with a single issuer, could increase the risk to the Fund in the event of adverse developments affecting the securities of such issuer.

       The proposed fundamental investment policy on diversification is set forth below in italics followed by a summary of the Funds' current fundamental investment policies on issuer diversification. The Board believes it is in the best interests of each Fund and its shareholders and beneficial owners to adopt the proposed fundamental investment policy in lieu of its current fundamental diversification policies. Note that the shareholders of DSCS, FHY, LIS, MFSEG, MFSMCG, and SS will NOT be voting on changes to fundamental investment policies regarding diversification. Note also that MFSMCG has a nonfundamental investment policy of "non-diversification" as that term is defined in the 1940 Act.

       PROPOSED NEW FUNDAMENTAL POLICY: [EACH FUND (EXCEPT MFS MID CAP GROWTH PORTFOLIO) MAY NOT] WITH RESPECT TO 75% OF ITS ASSETS, PURCHASE A SECURITY OTHER THAN A SECURITY ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES, INSTRUMENTALITIES, OR GOVERNMENT-SPONSORED ENTERPRISES OR A SECURITY OF AN INVESTMENT COMPANY IF, AS A RESULT: (1) MORE THAN 5% OF THE FUND'S TOTAL ASSETS WOULD BE INVESTED IN THE SECURITIES OF A SINGLE ISSUER, OR (2) THE FUND WOULD OWN MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF ANY SINGLE ISSUER.

       CURRENT FUNDAMENTAL POLICIES: For CB, JVCE, and NWQLC, adoption of the proposed fundamental diversification policy should not result in any material change in the Funds' diversification policies. Each of these Funds is "diversified" under the 1940 Act and currently must comply with the restrictions described in the proposed investment policy. The proposed policy would merely conform the Funds' written policy among the other Funds and the requirements of the 1940 Act. CB and JVCE would adopt language regarding Fund ownership of voting securities of an issuer (which their current policy does not include). NWQLC would merely conform the language of its already existing policy regarding such securities.

       The proposed policy would change the stated diversification policies for DMCS, FS, MFSR, SAS, USGS, Util, ZCBF 2000, and ZCBF 2005. For each of these Funds, approval of the proposed policy would change the percentage of the Fund's assets to which the diversification policies apply from 100% to 75%. Although each Fund currently applies part or all of the diversification policies to 100% of its assets, only 75% is required by the 1940 Act. For FS and SAS, the percentage to which the securities-of-a-single-issuer policy applies would be changed from 100% to 75%. For Util, ZCBF 2000, and ZCBF policies, the percentage to which the voting-securities restriction applies would be changed from 100% to 75%. For DMCS, MFSR and USGS, the percentage to which both the securities-of-a-single-issuer and voting-securities policies apply would be changed from 100% to 75%. In addition, approval of the proposed policy would mean adding the voting securities policy for DMCS, MFSR and USCS.

       ITEM 1.B. PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT POLICIES ON INDUSTRY CONCENTRATION

       The 1940 Act requires that a mutual fund adopt a fundamental policy whether or not the fund may invest more than 25% of its assets (concentration policy) in the securities of issuers in any one industry. Certain funds have a policy not to permit concentration generally. The concentration policy need not apply to investments in U.S. government securities.

       The proposed fundamental investment policy on industry concentration is set forth below in italics followed by a summary of the Funds' current fundamental industry concentration policies. The Board believes it is in the best interests of each Fund and its shareholders and beneficial owners to adopt the proposed fundamental investment policy in lieu of its current fundamental industry concentration policy. Note that the shareholders of SAS and Util will NOT be voting on changes to a fundamental industry concentration policy. Note also that only Util has a fundamental policy requiring a concentration (in securities of issuers in the utilities industry).

       PROPOSED NEW FUNDAMENTAL POLICY: [EACH FUND (EXCEPT UTILITIES PORTFOLIO) MAY NOT] PURCHASE A SECURITY IF, AS A RESULT, MORE THAN 25% OF THE FUND'S TOTAL ASSETS WOULD BE INVESTED IN SECURITIES OF ISSUERS CONDUCTING THEIR PRINCIPAL BUSINESS ACTIVITIES IN THE SAME INDUSTRY. FOR PURPOSES OF THIS POLICY, THERE IS NO LIMIT ON: (1) INVESTMENTS IN U. S. GOVERNMENT SECURITIES, IN REPURCHASE AGREEMENTS COVERING U. S. GOVERNMENT SECURITIES, IN SECURITIES ISSUED BY THE STATES, TERRITORIES OR POSSESSIONS OF THE UNITED STATES ("MUNICIPAL SECURITIES") OR IN FOREIGN GOVERNMENT SECURITIES; OR (2) INVESTMENT IN ISSUERS DOMICILED IN A SINGLE JURISDICTION. NOTWITHSTANDING ANYTHING TO THE CONTRARY, TO THE EXTENT

PERMITTED BY THE 1940 ACT, THE FUND MAY INVEST IN ONE OR MORE INVESTMENT COMPANIES; PROVIDED THAT, EXCEPT TO THE EXTENT THAT IT INVESTS IN OTHER INVESTMENT COMPANIES PURSUANT TO SECTION 12(d)(1)(A) OF THE 1940 ACT, THE FUND TREATS THE ASSETS OF THE INVESTMENT COMPANIES IN WHICH IT INVESTS AS ITS OWN FOR PURPOSES OF THIS POLICY.

       CURRENT FUNDAMENTAL POLICIES: Each of CB, DMCS, DSCS, JVCE, LIS, MFSEG, MFSMCG, MFSR, NWQLC, SS, USGS, ZCBF 2000, and ZCBF 2005 currently has a fundamental policy prohibiting concentration in any one industry. The proposed standard fundamental policy on industry concentration would modify the investment policy for these Funds. Specifically, for DMCS, DSCS, MFSEG, MFSMCG, MFSR, NWQLC and SS, the proposed policy would exempt municipal securities, foreign government securities, and securities in other investment companies from the current prohibition. For CB, JVCE, LIS and USGS, the proposed policy would exempt securities in other investment companies from the current prohibition. Additionally, the proposed policy would establish a percentage for concentration for ZCBF 2000 and ZCBF 2005 at 25% (neither currently specifies a percentage).

       ITEM 1.C. PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT POLICIES ON BORROWING

       The 1940 Act requires that a mutual fund adopt a fundamental policy on borrowing. The 1940 Act prohibits a fund from issuing any senior security (including debt), except that it may borrow from banks in an amount not exceeding one third of its total assets.

       Because the Funds may occasionally need to borrow money to meet substantial shareholder redemption or exchange requests when available cash is not sufficient to satisfy these needs, the Board has proposed amending the Funds' current policy to permit the Funds greater flexibility to engage in borrowing transactions. Much of what is included in the Funds' current fundamental borrowing policies is not required by applicable law. The proposed fundamental investment policy would permit borrowing up to the maximum amount allowed by the 1940 Act and related Security and Exchange Commission ("SEC") interpretations. Also, the proposed policy would conform the Funds' policies on borrowing among the Funds and with other funds managed by the advisers. The Board believes that standard policies will assist the Funds and their advisers in monitoring compliance with the various investment policies to which the Funds are subject.

       The proposed fundamental investment policy on borrowing is set forth below in italics followed by a summary of the Funds' current fundamental borrowing policies. The Board believes it is in the best interests of each Fund and its shareholders and beneficial owners to adopt the proposed fundamental investment policy in lieu of its current fundamental investment policy on borrowing. Note that the shareholders of MFSEG will NOT be voting on changes to a fundamental investment borrowing policy.

       PROPOSED NEW FUNDAMENTAL POLICY: [EACH FUND MAY NOT] BORROW MONEY IF, AS A RESULT, OUTSTANDING BORROWINGS WOULD EXCEED AN AMOUNT EQUAL TO ONE THIRD OF THE FUND'S TOTAL ASSETS.

       CURRENT FUNDAMENTAL POLICIES: For each of LIS, MFSR, NWQLC, SAS, USGS, Util, ZCBF 2000, and ZCBF 2005, the proposed fundamental investment policy could materially change its borrowing policy by increasing to one third the percentage of the Fund's assets that may be borrowed. Currently, SAS and USGS are restricted to borrowing 5% and 10% of their gross assets, respectively, and 1/3 of their net assets. MFSR currently may borrow up to 5% of its gross assets. NWQLC, ZCBF 2000, and ZCBF 2005 may each borrow no more than 10% of its total assets, and Util, ZCBF 2000, and ZCBF 2005 currently are each restricted to borrowing 20% of its total assets. Although JVCE currently may borrow up to 33-1/3 (one third) of its gross assets, it and LIS, MFSR, NWQLC, SAS, USGS, Util, ZCBF 2000, and ZCBF 2005 are prohibited from making any additional investments when borrowing exceeds 5% of total assets. Additionally, in the case of all of these Funds and FHY (which may currently borrow one third of its net asset value "under certain purposes"), approval of the proposed restriction would eliminate the restriction of borrowing only for emergency, temporary and/or "certain purposes".

       For CB, DMCS, DSCS, FS, JVCE, MFSMCG, and SS, the proposed fundamental investment policy would change their borrowing policies by allowing the Funds to borrow for purposes other than "emergency" or "temporary" or "under certain purposes". None of these "purposes" is defined, however, nor is a Fund required to limit itself to these "purposes" in accordance with the 1940 Act and related rules and SEC interpretations. Approval of the proposed policy would permit clarification of each Fund's policy as well as permit it to engage in borrowing in a manner consistent with current law and the SEC's interpretive positions. Further, approval of the proposed policy would eliminate the prohibition on JVCE from making any additional investments when its borrowing exceeds 5% of its total assets.

       ITEM 1.D. PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT POLICIES ON REAL ESTATE

       The 1940 Act requires that a mutual fund adopt a fundamental policy on acquiring interests in real estate. The Board has proposed that the Funds' current fundamental investment policies on investments in real estate be amended so that they are more clear and uniform.

       The proposed fundamental real estate policy is not expected to affect the Funds' investment programs or instruments in which they invest. The Funds will not purchase or sell real estate. The Board believes that the proposed real estate policy would clarify that a Fund is permitted to hold and sell real estate only in the event that a Fund acquired the real estate as a result of the ownership of securities or other instruments. Further, the proposed amendment would clarify that the Funds may purchase all types of securities secured by real estate, or interests therein, or issued by companies that invest in real estate.

            The proposed fundamental investment policy on real estate is set forth below in italics followed by a summary of the Funds' current fundamental real estate investment policies. The Board believes it is in the best interests of each Fund and its shareholders and beneficial owners to adopt the proposed fundamental investment policy in lieu of its current fundamental real estate policy. Note that the shareholders of FHY, NWQLC, Util, ZCBF 2000, and ZCBF 2005 will NOT be voting on changes to a fundamental real estate policy.

            PROPOSED NEW FUNDAMENTAL POLICY: [EACH FUND MAY NOT] PURCHASE OR SELL REAL ESTATE UNLESS ACQUIRED AS A RESULT OF OWNERSHIP OF SECURITIES OR OTHER INSTRUMENTS (BUT THIS SHALL NOT PREVENT THE FUND FROM INVESTING IN SECURITIES OR OTHER INSTRUMENTS BACKED BY REAL ESTATE OR IN SECURITIES OF COMPANIES ENGAGED IN THE REAL ESTATE BUSINESS).

            CURRENT FUNDAMENTAL POLICIES: For CB, DMCS, DSCS, JVCE, MFSMCG, MFSR, SS, and USGS, approval of the proposed fundamental investment policy primarily would conform the language of their current real estate policies with the standard policy. Similarly, for LIS, MFSEG, and FS, approval of the proposed policy primarily would clarify what is considered "real estate" or an "interest in real estate". The proposed policy could potentially have a material effect on SAS. SAS's current policy allows it to purchase securities representing interests in real estate so long as there is an established market for those securities, while the proposed policy would not restrict SAS to those for which there is an established market. Further, the proposed policy would ensure that no Fund would be in violation of a fundamental investment policy in the event that it were to acquire real estate as a result of its ownership of securities or other instruments.

       ITEM 1.E.     PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT POLICIES ON
                     LOANS

       The 1940 Act requires that a mutual fund adopt a fundamental policy on loans. Many of the Funds' current fundamental loan policies prohibit the Funds from lending money or other assets other than through the purchase of publicly distributed bonds or other corporate debt securities.

       The Board believes that securities lending and investments in repurchase agreements and debt instruments other than publicly distributed bonds could be potentially attractive investments for the Funds. The Board proposes to amend the Funds' current fundamental loan policies to permit the Funds to engage in securities lending to the extent permitted by applicable law and to enter into repurchase agreements as well as purchase debt obligations. The proposed policy generally would incorporate the Funds' current investment policies while restating them more succinctly. Further, the proposed policy would allow each Fund to make loans to the extent permitted by law, up to one third of the Fund's total assets.

       The proposed fundamental investment policy on loans is set forth below in italics followed by a summary of the Funds' current fundamental loan policies. The Board believes it is in the best interests of each Fund and its shareholders and beneficial owners to adopt the proposed fundamental loan policy in lieu of its current fundamental loan policy. Note that the shareholders of FHY, FS, and MFSEG will NOT be voting on changes to a fundamental investment policy regarding loans.

       PROPOSED NEW FUNDAMENTAL POLICY: [EACH FUND MAY NOT] MAKE LOANS TO OTHER PARTIES IF, AS A RESULT, MORE THAN ONE THIRD OF ITS TOTAL ASSETS WOULD BE LOANED TO OTHER PARTIES. FOR PURPOSES OF THIS LIMITATION, ENTERING INTO REPURCHASE AGREEMENTS, LENDING SECURITIES, AND ACQUIRING ANY DEBT SECURITY ARE NOT DEEMED TO BE THE MAKING OF LOANS.

       CURRENT FUNDAMENTAL POLICIES: For CB, and JVCE, approval of the proposed fundamental investment policy would not cause any material change in the Funds' policies regarding loans. The proposed policy would merely conform the language while making no substantive changes. For DMCS, DSCS, LIS, MFSMCG, MFSR, NWQLC, SS, USGS, Util, ZCBF 2000, and ZCBF 2005, the proposed policy would have the effect of allowing each Fund to make loans up to one third of its total asset value, which may be a material change in the amount of assets that may be loaned.

       ITEM 1.F. PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT POLICIES ON COMMODITIES

       The 1940 Act requires that a mutual fund adopt a fundamental policy on investments in commodities. The Board has proposed amendments to the Funds' current fundamental investment policies to provide the Funds with greater flexibility in buying and selling futures contracts and options on futures contracts. The Funds' current investment policies generally prohibit investment in commodities, although the majority permit investing in specific types of securities (i.e. futures contracts and options on futures contracts) for hedging purposes. The restrictive provisions of the Funds' current fundamental commodities policies are not required by law. The Board believes the Funds' advisers should have greater flexibility to enter into futures contracts and related options consistent with each Fund's investment objective and program, as market and regulatory developments require and permit, without the necessity of seeking further shareholder approval. The new policy would also conform each Fund's policy on commodities to one that is expected to become standard for the advisers' funds. The Board believes that standard policies will assist the Funds and their advisers in monitoring compliance with the various investment policies to which the Funds are subject.

       The proposed fundamental investment policy on commodities is set forth below in italics followed by a summary of the Funds' current fundamental commodities policies. The Board believes it is in the best interests of each Fund and its shareholders and beneficial owners to adopt the proposed fundamental investment policy on commodities in lieu of its current fundamental commodities policy. Note that the shareholders of FHY, FS, LIS, MFSEG, and NWQLC will NOT be voting on changes to a fundamental commodities policy.

       PROPOSED NEW FUNDAMENTAL POLICY: [EACH FUND MAY NOT] PURCHASE OR SELL PHYSICAL COMMODITIES UNLESS ACQUIRED AS A RESULT OF OWNERSHIP OF SECURITIES OR OTHER INSTRUMENTS (BUT THIS SHALL NOT PREVENT THE FUND FROM PURCHASING OR SELLING OPTIONS, AND FUTURES CONTRACTS AND OPTIONS ON FUTURES OR FROM INVESTING IN SECURITIES OR OTHER INSTRUMENTS BACKED BY PHYSICAL COMMODITIES).

       CURRENT FUNDAMENTAL POLICIES: The proposed fundamental policy would change the policies of all of the Funds by allowing them to own physical commodities if such commodities happen to be acquired through ownership of securities or other instruments and allowing them to invest in securities backed by physical commodities. The proposed policy would allow CB and JVCE to invest in options, futures contracts and options on futures and would allow DMCS, DSCS, MFSR, SAS, SS and USGS to invest in these contracts without limiting the Fund's investments to a specific purpose. Approval of the proposed policy would cause no material change in the policy of MFSMCG.

       ITEM 1.G. PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT POLICIES ON UNDERWRITING

       The 1940 Act requires that a mutual fund adopt a fundamental investment policy on underwriting securities of other issuers. The Funds' current fundamental investment policies on underwriting provide that the Funds will not engage in underwriting the securities of other issuers. The Board proposes to restate the Funds' current policies on underwriting to make them more succinct and uniform. The proposed policy, which does not represent a material change in any of the Funds' current investment policies, would prohibit the Funds from underwriting the securities of other issuers (which is not a part of the normal activities of a mutual fund). The proposed policy also would clarify that sales of portfolio securities by a Fund that may be deemed to be an underwriting are not prohibited.

       The proposed fundamental investment policy on underwriting is set forth below in italics followed by a summary of the Funds' current fundamental underwriting policies. The Board believes it is in the best interests of each Fund and its shareholders and beneficial owners to adopt the proposed fundamental investment policy on underwriting in lieu of its current fundamental underwriting policy. Note that the shareholders of CB, FHY, MFSEG, NWQLC, Util, ZCBF 2000, and ZCBF 2005 will NOT be voting on changes to a fundamental underwriting policy.

       PROPOSED NEW FUNDAMENTAL POLICY: [EACH FUND MAY NOT] BE AN UNDERWRITER (AS THAT TERM IS DEFINED IN THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT")) OF SECURITIES ISSUED BY OTHER PERSONS EXCEPT, TO THE EXTENT THAT IN CONNECTION WITH THE DISPOSITION OF ITS ASSETS, THE FUND MAY BE DEEMED TO BE AN UNDERWRITER.

       CURRENT FUNDAMENTAL POLICIES: The proposed fundamental investment policy on underwriting does not represent a material change from the current policies for DMCS, DSCS, FS, JVCE, LIS, MFSMCG, MFSR, SAS, SS and USGS. Generally it conforms the language of the existing policies to the new uniform policy regarding underwriting. However, for FS, LIS and MFSEG, the proposed policy would add language clarifying that activities involved in the disposition of assets for which the Fund could technically be considered an underwriter are not considered underwriting for purposes of the policy.


       ITEM 1.H. PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT POLICIES ON SENIOR SECURITIES

       The 1940 Act restricts the ability of a mutual fund to issue "senior securities" (as defined in that Act) and requires that a mutual fund adopt a fundamental policy with respect to the issuance of such securities. Although the definition of a "senior security" involves somewhat complex statutory and regulatory concepts, a senior security is generally thought of as a bond or other class of security preferred over shares of a Fund with respect to the Fund's assets or earnings. A senior security generally does not include temporary or emergency borrowings by a Fund (which might occur to meet shareholder redemption requests) in accordance with federal law and the Fund's investment policies. Various investment techniques that obligate a Fund to pay money at a future date (e.g., the purchase of securities for settlement on a date that is longer than normal) occasionally raise questions as to whether a "senior security" may be created. The Funds use such techniques only in accordance with applicable regulatory requirements under the 1940 Act.

       The Funds' current fundamental policies on senior securities prohibit the issuance of senior securities. The proposed amendment would amend the current policies to permit Funds to issue senior securities to the extent permitted by the 1940 Act. The amendment clarifies that certain investment practices (such as forward purchases of securities and currencies, options and futures transactions, which may have a leverage effect on a Fund) would not be considered senior securities if such practices are conducted in a manner consistent with current law and SEC interpretive positions. The proposed amendment provides the Funds maximum flexibility to respond to a changing regulatory environment.

       The proposed fundamental investment policy on senior securities is set forth below in italics followed by a summary of the Funds' current fundamental investment policies on senior securities. The Board believes it is in the best interests of each Fund and its shareholders and beneficial owners to adopt the proposed fundamental investment policy on senior securities in lieu of its current fundamental investment policy on senior securities. Note that the shareholders of DMCS, FHY, JVCE, MFSEG, MFSR, NWQLC, USGS, Util, ZCBF 2000, and ZCBF 2005 will NOT be voting on changes to a fundamental investment policy regarding senior securities.

       PROPOSED NEW FUNDAMENTAL POLICY: [EACH FUND MAY NOT] ISSUE ANY CLASS OF SENIOR SECURITIES EXCEPT TO THE EXTENT CONSISTENT WITH THE 1940 ACT.

       CURRENT FUNDAMENTAL POLICIES: The proposed policy does not represent a material change from the current policies of CB, DSCS, FS, LIS, MFSMCG, SAS and SS. It merely conforms the language of the existing policies to the new standard policy on senior securities and clarifies that Funds are allowed to issue senior securities only to the extent permitted by the 1940 Act.

2. PROPOSAL TO REDESIGNATE (AND AMEND AS APPLICABLE) OR ELIMINATE CERTAIN FUNDS' FUNDAMENTAL INVESTMENT POLICIES

       ITEM   2.A. PROPOSAL TO REDESIGNATE THE FUNDAMENTAL INVESTMENT POLICY ON
                   LIQUIDITY

       The Board has proposed that the fundamental investment policies of LIS and MFSR on purchasing unmarketable or illiquid securities be redesignated from a fundamental policy to an nonfundamental operating policy. If the proposed change is approved by shareholders, the Board has approved adopting an operating policy that would: (1) allow a Fund to invest up to 15% of its net assets in illiquid securities, and (2) conform the Fund's operating policy in this area to one that is expected to become standard for all the advisers' funds. LIS's and MFSR's current fundamental policies for illiquid securities limit each Fund to a maximum of 10% of the Fund's total assets, which is no longer required by the 1940 Act and SEC interpretations. The proposed operating policy would permit each Fund to invest up to 15% of its total assets in illiquid securities, currently permissible under applicable SEC interpretations, which should provide the Funds with greater flexibility in responding to market and regulatory developments.

       As an open-end investment company, a Fund may not hold a significant amount of illiquid securities because such securities may present valuation problems. Also, it is possible the Fund could have difficulty satisfying redemptions within seven days as required under the 1940 Act. In general, the SEC defines an illiquid security as one that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Illiquid securities may include securities with legal or contractual restrictions on resale ("restricted securities") and repurchase agreements with a maturity of more than seven days.

       The securities markets, however, are evolving, and new types of instruments have developed. In light of these developments, each Fund's current fundamental policy, by essentially assuming all restricted securities are unmarketable, is overly broad and unnecessarily restrictive. For example, the markets for various types of securities--repurchase agreements, commercial paper, and some corporate bonds and notes--are almost exclusively institutional. These instruments are often either exempt from registration or sold in transactions not requiring registration. Although these securities may be technically classified as "restricted", institutional investors often justifiably rely either on the issuer's ability to honor a demand for repayment in less than seven days or on an efficient institutional market in which the unregistered security can be readily resold. The fact that the securities may be restricted because of legal or contractual restrictions on resale to the general public is, therefore, not dispositive of the liquidity of such investments.

       In recognition of the increased size and liquidity of the institutional markets for unregistered securities and in light of the importance of institutional investors in the capital formation process, the SEC has adopted rules, including Rule 144A under the 1933 Act, designed to further facilitate efficient trading among institutional investors. These rules permit a broader institutional trading market for securities subject to restriction on resale to the general public. Since institutional markets are developing that trade in these securities, the Funds are constrained by their current investment policies. Accordingly, the advisers have recommended that the Funds' current fundamental policy be eliminated. Further, the advisers have recommended that each Fund adopt an operating policy that would permit investing in illiquid securities to the extent permissible under the 1940 Act and treating "restricted" securities that are nonetheless liquid to be purchased without regard to a Fund's limit on illiquid investments. Of course, the Funds would modify their operating policy to comply with future regulatory and market developments.

       If this proposal is approved by shareholders, the specific types of securities that might be deemed to be liquid would be determined from time to time by the advisers under guidelines approved by the Board, with reference to legal, regulatory and market developments. By making the Funds' policies on illiquid securities nonfundamental, the Funds would be able to respond more quickly to market developments because no shareholder vote would be required to redefine what types of securities may be deemed liquid or illiquid. In accordance with the Funds' policy prohibiting any Fund from acting as an underwriter, no Fund would purchase restricted securities for the purpose of subsequent distribution in a manner that would cause a Fund to be deemed an underwriter.

       If approved by shareholders, the new operating policy adopted by the Board would allow a Fund to invest up to 15% of its net assets in illiquid securities. The 15% limit would be a higher percentage of illiquid securities than the Fund is currently permitted (10%) and is the result of a liberalization in 1992 by the SEC regarding these securities. If the fundamental policy is changed to an operating policy, each Fund would, without the necessity of any further shareholder vote, be able to take advantage of any future changes in SEC policy in this area.

       The proposed operating policy on illiquid securities is set forth below in italics followed by a summary of each Fund's current fundamental investment policies on illiquid (including "restricted") securities. The Board believes it is in the best interests of each Fund and its shareholders and beneficial owners to redesignate such policies as nonfundamental operating policies and to adopt the proposed language.

       PROPOSED NEW OPERATING POLICY: [THE FUND MAY NOT] INVEST MORE THAN 15% OF ITS NET ASSETS IN: (1) SECURITIES THAT CANNOT BE DISPOSED OF WITHIN SEVEN DAYS AT THEIR THEN-CURRENT VALUE; (2) REPURCHASE AGREEMENTS NOT ENTITLING THE HOLDER TO PAYMENT OF PRINCIPAL WITHIN SEVEN DAYS; AND (3) SECURITIES SUBJECT TO RESTRICTIONS ON THE SALE OF THE SECURITIES TO THE PUBLIC WITHOUT REGISTRATION UNDER THE 1933 ACT ("RESTRICTED SECURITIES") THAT ARE NOT READILY MARKETABLE. THE FUND MAY TREAT CERTAIN RESTRICTED SECURITIES AS LIQUID PURSUANT TO GUIDELINES ADOPTED BY THE TRUST'S BOARD OF TRUSTEES.

       CURRENT FUNDAMENTAL POLICY: [The Fund will not] invest in securities which are subject to legal or contractual restrictions on resale, or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), unless the Board has determined that such securities are liquid based upon trading markets for the specific security if more than 10% of the Fund's assets (taken at market value) would be invested in such illiquid securities.

       ITEM 2.B PROPOSAL TO REDESIGNATE THE FUNDAMENTAL INVESTMENT POLICIES ON INVESTMENTS TO EXERCISE CONTROL

       The Board recommends that the shareholders approve the redesignation from fundamental to an operating policy on purchasing securities for the purpose of exercising control of the issuer. If the proposed change is approved by shareholders, the Board has approved an operating policy that would: (1) prohibit a Fund from investing for the purpose of exercising control of an issuer, and (2) conform the Fund's operating policy in this area to one that is expected to become standard for all the advisers' funds to which this type of restriction is appropriate.

       Several Funds (DMCS, DSCS, LIS, MFSR, SAS, SS and USGS) currently have fundamental investment policies that prohibit them from purchasing securities for the purpose of exercising control of management of a company. In the past, this restriction was an outgrowth of requirements mandated by certain state securities laws. However, as a result of the enactment of the National Securities Market Improvement Act of 1996 ("NSMIA"), state law restrictions on investment to exercise control of management no longer apply to the Funds. In addition, the 1940 Act currently does not contain any equivalent restrictions.

       The proposed operating policy on investing to exercise control is set forth below in italics followed by a summary of the Funds' current fundamental investment policies on investing to exercise control. The Board believes it is in the best interests of each Fund and its shareholders and beneficial owners to redesignate such policies as a nonfundamental operating policy and to adopt the proposed language.

       PROPOSED NEW OPERATING POLICY: [EACH FUND WILL NOT] MAKE INVESTMENTS FOR THE PURPOSE OF EXERCISING CONTROL OF AN ISSUER. INVESTMENTS BY THE FUND IN ENTITIES CREATED UNDER THE LAWS OF FOREIGN COUNTRIES SOLELY TO FACILITATE INVESTMENT IN SECURITIES IN THAT COUNTRY WILL NOT BE DEEMED THE MAKING OF INVESTMENTS FOR THE PURPOSE OF EXERCISING control.

       CURRENT FUNDAMENTAL POLICIES: The current policies are essentially the same in substance as the proposed operating policy.

       ITEM 2.C. PROPOSAL TO REDESIGNATE AND AMEND AS APPLICABLE THE FUNDAMENTAL INVESTMENT POLICIES CONCERNING SHORT SALES

       Several Funds (DMCS, DSCS, FHY, MFSR, SS, USGS, Util, ZCBF 2000, and ZCBF
2005) have fundamental investment policies limiting short sales of securities. The Board recommends that shareholders approve redesignating the fundamental investment policies as an operating policy.

       In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. Under the proposed operating policy, entering into short sales "against-the-box" would not be deemed to be engaging in the strategy of short sales of securities. In a short sale "against-the-box," a Fund could engage in short sales if it owned, or, by virtue of its ownership of other securities, had the right to obtain, securities equivalent in kind and amount to the securities sold short.

       If the proposed change is approved by shareholders, the Board has approved an operating policy, that generally would: (1) permit the Funds to engage in short sales against-the-box, and (2) exclude transactions in options, and futures contracts and options on futures from short sales. In all cases, the redesignation/amendment of the Funds' policies on short sales should not change the current operations of those Funds. The proposed operating policies on short sales are set forth below in italics followed by a summary of the Funds' current fundamental investment policies on short sales. The Board believes it is in the best interests of each Fund and its shareholders and beneficial owners to redesignate such policies as a nonfundamental operating policy.

       PROPOSED NEW OPERATING POLICIES:

       (1) [FOR DMCS, MFSR AND USGS -- EACH FUND WILL NOT] SELL SECURITIES SHORT, UNLESS IT OWNS OR HAS THE RIGHT TO OBTAIN SECURITIES EQUIVALENT IN KIND AND AMOUNT TO THE SECURITIES SOLD SHORT (SHORT SALES "AGAINST-THE-BOX"), AND PROVIDED THAT TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS ON FUTURES ARE NOT DEEMED TO CONSTITUTE SELLING SECURITIES SHORT;

       (2) [FOR DSCS AND SS - EACH FUND WILL NOT] MAKE SHORT SALES OF SECURITIES EXCEPT IN CONFORMITY WITH APPLICABLE LAW AND REGULATIONS, AND UNLESS AFTER SUCH SALE (EXCLUDING THE VALUE OF ANY SECURITIES SOLD SHORT AGAINST-THE-BOX), THE MARKET VALUE OF ALL SECURITIES SOLD SHORT DOES NOT EXCEED 25% OF THE FUND'S TOTAL ASSET VALUE, AND THE FUND'S AGGREGATE SHORT SALES OF A PARTICULAR CLASS OF AN ISSUER'S SECURITIES DO NOT EXCEED 25% OF THE THEN OUTSTANDING SECURITIES OF THAT CLASS OF THE ISSUER'S SECURITIES, AND PROVIDED THAT TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS ON FUTURES ARE NOT DEEMED TO CONSTITUTE SELLING SECURITIES SHORT;

       (3) [FOR UTIL, ZCBF 2000 AND ZCBF 2005 - EACH FUND WILL NOT] MAKE SHORT SALES OF SECURITIES OR MAINTAIN A SHORT POSITION, EXCEPT TO THE EXTENT OF 5% OF THE FUND'S NET (EXCLUDING THE VALUE OF ANY SECURITIES SOLD SHORT AGAINST-THE-BOX), AND PROVIDED THAT TRANSACTIONS IN OPTIONS, AND FUTURES CONTRACTS AND OPTIONS ON FUTURES ARE NOT DEEMED TO CONSTITUTE SELLING SECURITIES SHORT; AND

       (4) [FOR FHY - THE FUND WILL NOT] SELL SECURITIES SHORT EXCEPT, UNDER STRICT LIMITATIONS, THE FUND MAY MAINTAIN OPEN SHORT POSITIONS SO LONG AS NOT MORE THAN 10% OF THE VALUE OF ITS NET ASSETS IS HELD AS COLLATERAL FOR THOSE POSITIONS, AND PROVIDED THAT TRANSACTIONS IN OPTIONS, AND FUTURES CONTRACTS AND OPTIONS ON FUTURES ARE NOT DEEMED TO CONSTITUTE SELLING SECURITIES SHORT.

       Current Policies: For DMCS, MFSR, and USGS, approval would add the provision clarifying that sales "against-the-box" are not considered short sales. For DSCS, FHY, SS, Util, ZCBF 2000, and ZCBF 2005, approval would make the current fundamental policy an operating policy and add the provision clarifying that sales "against-the-box" are not considered short sales.

       ITEM 2.D. PROPOSAL TO REDESIGNATE AND AMEND AS APPLICABLE THE FUNDAMENTAL INVESTMENT POLICIES ON PURCHASING ON MARGIN

       DMCS, MFSR, USGS, Util, ZCBF 2000 and ZCBF 2005 have fundamental investment policies limiting purchasing securities on margin. Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with its broker as collateral for the margin loan. The Board recommends that shareholders approve redesignating each fundamental investment policy as an operating policy. The purpose of the proposal is to allow the Funds greater flexibility in responding to market and regulatory developments by providing the Board with the authority to make changes in the Funds' policies on margin without further shareholder approval. The new policy would also make the Funds' policies on margin uniform, allowing for more efficient management of the Funds. The Board believes that standard policies will assist the Funds and their advisers in monitoring compliance with the various investment policies to which the Funds are subject.

            Set forth below is the proposed operating policy on purchasing securities on margin in italics followed by a summary of the Funds' current fundamental margin policies. The Board believes it is in the best interests of each Fund and its shareholders and beneficial owners to redesignate the fundamental investment policy to an operating policy, and to adopt the proposed language.

       PROPOSED NEW OPERATING POLICY: [EACH FUND WILL NOT] PURCHASE SECURITIES ON MARGIN, EXCEPT THAT THE FUND MAY USE SHORT-TERM CREDIT FOR THE CLEARANCE OF ITS PORTFOLIO TRANSACTIONS, AND PROVIDED THAT THE FUND MAY MAKE INITIAL AND VARIATION MARGIN PAYMENTS IN CONNECTION WITH FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS OR OTHER PERMISSIBLE INVESTMENTS.

       CURRENT FUNDAMENTAL POLICIES: Redesignating the fundamental investment restriction regarding purchasing securities on margin as an operating policy and approving the uniform language is not expected to materially change the policies for the following funds: LIS, MFSR, USGS, Util and ZCBF. Additionally, for DMCS, LIS and MFSR approval of this proposal will clarify that use of short-term credits for clearing transactions and/or transactions in futures contracts and options is not considered purchasing on margin. For DMCS, approval of the proposal will also eliminate the 5% of net asset value restriction on total margin deposits for positions in futures contracts. Currently, the policies on short sales and purchasing on margin for MFSR and USGS are stated in a single provision. Approval of this proposal will separate those provisions, and two operating policies will be instituted (see Proposal Item 2.C, above).

       ITEM 2.E. PROPOSAL TO REDESIGNATE AND AMEND AS APPLICABLE THE FUNDAMENTAL INVESTMENT POLICIES ON PLEDGING ASSETS

       Several Funds (DMCS, FHY, FS, LIS, MFSR, NWQLC, USGS, Util, ZCBF 2000, and ZCBF 2005) have fundamental policies on pledging assets. The Board has proposed that these policies be eliminated and replaced with an operating policy. Restrictions on pledging assets were imposed under certain state securities laws. As a result of the recent enactment of NSMIA, however, state law restrictions on pledging no longer apply to the Funds. In addition, the 1940 Act currently does not contain any specific restrictions on pledging, except indirectly as it relates to "borrowings". If the proposed change is approved by shareholders, the Board has approved an operating policy, that would: (1) permit the Funds to pledge assets in connection with any borrowings, and (2) allow the Funds to pledge assets in connection with permissible investments.

       The new operating policy would allow each Fund to pledge its assets, consistent with its current or proposed fundamental policy on borrowing and only as permitted by the 1940 Act. The Board believes it is advisable to provide the Funds with greater flexibility in pursuing their investment objectives and in responding to regulatory and market developments. The new policy would also conform the Funds' policies on pledging their assets to one that is expected to become standard for the Funds' investment advisers. The Board believes that standard policies will assist the Funds and their investment advisers in monitoring compliance with the various investment policies to which the Funds are subject.

       The proposed operating policy on pledging is set forth below in italics followed by a summary of the Funds' current fundamental pledging policies. The Board believes it is in the best interests of each Fund and its shareholders and beneficial owners to redesignate and amend as applicable the fundamental investment restriction as an operating policy.

       PROPOSED NEW OPERATING POLICY: [EACH FUND WILL NOT] PLEDGE ITS ASSETS EXCEPT AS PERMITTED BY THE 1940 ACT.

       CURRENT RESTRICTIONS: Currently, FHY, FS, LIS, MFSR, USGS, Util and ZCBF are restricted to pledging assets to secure permitted borrowing in an amount that is typically a percentage of the Fund's assets. For FS, Util and ZCBF, 10% is permitted. USGS is permitted the lesser of 10% of assets or the amount borrowed. MFSR is allowed 15%. FHY and LIS are not restricted, so long as the assets are pledged to secure permitted borrowing. NWQLC, however, is permitted to pledge up to 10% of its assets, regardless of purpose. The new operating policy would allow each Fund to pledge its assets, consistent with its current or proposed fundamental policy on borrowing and only as permitted by the 1940 Act.

       ITEM 2.F. PROPOSAL TO ELIMINATE THE FUNDAMENTAL INVESTMENT POLICIES ON OIL, GAS AND MINERALS

       Several Funds (CB, DMCS, JVCE and MFSMCG) currently have fundamental investment policies prohibiting investment in oil, gas and mineral leases and/or exploration and development programs. In the past, this provision was imposed by certain state securities laws and regulations. However, as the result of the recent enactment of NSMIA, these state law restrictions no longer apply to the Funds. The 1940 Act currently does not contain any equivalent restrictions. Moreover, this provision is redundant because of the fundamental investment restriction regarding physical commodities exists under both the current and the proposed investment policies on commodities. The Board has concluded that it is in the best interests of each Fund and its shareholders and beneficial owners to eliminate such policies.

       ITEM 2.G. PROPOSAL TO ELIMINATE THE FUNDAMENTAL INVESTMENT POLICIES ON "UNSEASONED ISSUERS"

       DMCS and MFSR each currently has a fundamental investment policy that prohibits it from investing in securities issued by a corporation that has not been in continuous operation for three years (typically referred to as "unseasoned issuers"). This investment policy is based on restrictions on investment in unseasoned issuers contained in certain state securities laws and regulations. However, as a result of the recent enactment of NSMIA, state law restrictions on permissible investments no longer apply to these Funds. In addition, the 1940 Act currently does not contain any equivalent restrictions. The Board, therefore, has concluded that it is in the best interests of each Fund and its shareholders to eliminate the policy on unseasoned issuers. In addition, the Board believes that elimination of this policy will increase the Funds' flexibility to invest in unseasoned issuers that otherwise might meet its investment objectives and policies.

       Securities of unseasoned issuers may be subject to greater risk than securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. However, the Board believes that the increasing prevalence of unseasoned issuers, the investment opportunities offered by such issuers, and the fact that any such investments would be made in accordance with the advisers' evaluation of the issuers consistent with investment objective and policies of a Fund warrants the elimination of the current policy.

       ITEM 2.H. PROPOSAL TO ELIMINATE THE FUNDAMENTAL INVESTMENT POLICIES ON PUTS AND CALLS

       FS and MFSR each currently has a fundamental investment policy that prohibits it from writing (i.e., selling) or purchasing put or call options or any combination thereof. Options such as puts and calls are contracts giving the holder the right to either buy or sell a financial instrument at a specified price before a specified time. If the option is not exercised or sold, it becomes worthless at its expiration date, and the premium payment is lost to the option holder. If a mutual fund writes an option, it receives a premium that it keeps whether or not the option is sold.

       In the past, the Funds' current fundamental policies restricting writing or purchasing puts and calls also were a response to certain state securities laws and regulations. However, as a result of the recent enactment of NSMIA, state law restrictions on purchasing put or call options no longer apply to the Funds. In addition, the 1940 Act currently does not require that such restriction be fundamental. Moreover, the Board believes that allowing the Funds to utilize put and call options would provide the Funds with an additional means of attempting to hedge some of the risks associated with certain investments, affording these Funds greater flexibility in pursuing its investment objective. At this time, FS (but not MFSR) intends to invest in puts or calls or combinations thereof. However, the Board believes it in the best interest of FS and MFSR and its shareholders that each Fund be provided with greater flexibility in responding to market and regulatory developments. It is proposed therefore that FS's and MFSR's fundamental policy restricting the use of these interests be eliminated.

       ITEM 2.I. PROPOSAL TO ELIMINATE FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN WARRANTS

       DMCS currently has a fundamental investment policy that limits the Fund's investment in warrants to 5% of its total assets. Restrictions on purchasing warrants were imposed under certain state securities laws. As a result of the recent enactment of NSMIA, however, state law restrictions on purchasing warrants no longer apply to DMCS. In addition, the 1940 Act currently does not contain any specific restrictions on purchasing warrants. The Board, therefore, has concluded that it is in the best interests of the Fund and its shareholders to eliminate the current policy on purchasing warrants. The Board does not anticipate that eliminating the Fund's current fundamental investment policies on warrants will result in a material change of the Fund's practices.

       ITEM 2.J. PROPOSAL TO REDESIGNATE AND AMEND THE FUNDAMENTAL INVESTMENT POLICIES ON INVESTING IN THE SECURITIES OF OTHER INVESTMENT COMPANIES

       Several Funds (DMCS, LIS, MFSR and USGS) currently have fundamental investment policies restricting or prohibiting investments in securities issued by other investment companies. While the 1940 Act limits the extent to which a mutual fund may invest in other investment companies, that Act does not require the adoption of a fundamental policy with respect to investment in other investment companies. Certain of the Fund's policies merely recite prohibitions similar to those set forth in that Act with respect to investments in other investment companies. The Funds are subject to these restrictions whether or not they are recited in an investment policy. The Board believes that such fundamental policies are unnecessary and should be eliminated and that the standard operating policy adopted instead. Elimination of the fundamental policies is not expected to have any impact on the Funds' investment practices except as regulatory requirements may change in the future. The elimination of the fundamental policies and adoption of the standard operating policy, therefore, would permit a Fund maximum flexibility in responding to a changing regulatory environment and allow the Funds to invest in other investment companies, including investment in a master-feeder or fund-of-funds structure.

       Adoption of the proposed operating policy would permit all of the Funds maximum flexibility in responding to a changing regulatory environment, including investing through a master-feeder or fund-of-funds structure. The Board believes it is in the best interests of each Fund and its shareholders and beneficial owners to eliminate the current fundamental policies and unnecessary restrictions on investment in other investment companies and to adopt the following operating policy:

       PROPOSED NEW OPERATING POLICY: [Each Fund may not] invest in securities of another investment company, except to the extent permitted by the 1940 Act and rules, regulations and exemptive orders of the Securities Exchange Commission.

3. PROPOSAL TO AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES TO PERMIT FUNDS TO INVEST ALL OR A PORTION OF THEIR ASSETS IN ONE OR MORE INVESTMENT COMPANIES AND RELATED AMENDMENTS TO THE FUNDS' ADVISORY AGREEMENTS

       Approval of this Proposal would enable a Fund, with the approval of the Board, at some future time to invest its assets in a master-feeder or fund-of-funds structure. None of the Funds currently intends to convert to either a master-feeder or fund-of-funds structure. In a master-feeder structure, a fund seeks to achieve its investment objective by investing in a single investment company having substantially the same investment objective, policies and risk profile as the Fund. In a fund-of-funds structure, a Fund diversifies its assets by investing in two or more investment companies, each with a different investment objective, policies and risk profiles. A Fund investing in either a master-feeder or fund-of-funds structure would continue to pursue its current investment objective through investment in one or more investment companies, referred to as "Master Portfolios." The Master Portfolio in turn would invest directly in the securities of individual issuers. A Fund investing in one or more Master Portfolios is referred to as a "Feeder Fund."

       The following illustration compares a traditional mutual fund structure (where a Fund invests directly in portfolio securities) with a master-feeder and a fund-of-funds structure.

       [GRAPHIC: Flow chart of traditional, master-feeder & fund-of-funds structures]

       The primary reason to use a master-feeder or fund-of-funds structure would be to provide a mechanism to pool, in a single Master Portfolio, the common investments of a number of Feeder Funds and potentially other direct investors in the Master Portfolio. After approval of this Proposal and a subsequent Board determination to implement the policies described herein (which is not currently proposed), the assets of more than one Feeder Fund could be pooled in each Master Portfolio. That pooling of assets is designed to create a larger asset base for each Feeder Fund in order to provide investment and administrative efficiencies and enhanced portfolio diversification. See "Board Evaluation" below. There can be no assurance that any Fund's total expenses would be reduced as a result of the Fund's investment in a master-feeder or fund-of-funds structure.

       Approval by shareholders of a Fund of this Proposal will permit that Fund to convert in the future to a master-feeder or fund-of-funds structure or otherwise invest all or a portion of its investable assets in one or more investment companies to the extent permitted by law.

       Specifically, approval of this Proposal by Fund shareholders would permit a Fund, solely with Board approval at some future time, to use a master-feeder feeder or fund-of-funds structure. It would amend that Fund's fundamental investment policies regarding diversification, concentration and/or investment in the securities of other investment companies. The amendments would clarify that the diversification and concentration policies of a Fund operating in a master-feeder or fund-of-funds structure apply to the portfolio securities of the Master Portfolios in which the Fund invests rather than to the interests in the Master Portfolios held by the Fund. These amendments are discussed in detail below under "Amendments to Investment Policies".

       Approval of this Proposal by a Fund also would amend that Fund's investment advisory agreement, for a Fund using a master-feeder or fund-of-funds structure, to eliminate the payment by a Feeder-Fund of advisory fees for portfolio management on assets invested in a Master Portfolio.

       Upon approval of this Proposal, a Fund could convert to a master-feeder or fund-of-funds structure solely upon the Board's determination that the conversion is in the best interests of the Fund and its shareholders. A Fund would provide shareholders prior notice of a conversion. The Board would retain the right to withdraw a Fund's investment in a Master Portfolio at any time, and the Fund could thereafter resume investing directly in individual securities or could re-invest its assets in another Master Portfolio.

       The conversion to a master-feeder or fund-of-funds structure would be accomplished by transferring each converting Fund's assets to the appropriate Master Portfolio in exchange for an interest in the Master Portfolio equal in value to the assets transferred. Each converting Fund's assets would be transferred in kind to the Master Portfolio(s) and valued in accordance with the Fund's normal valuation procedures. The conversion would not affect the net asset value of the shares of a Fund. All costs of the conversions would be borne by the Fund or Funds involved.

MASTER-FEEDER AND FUND-OF-FUNDS STRUCTURES

       Each Master Portfolio would be a separate series of a registered, open-end management investment company that was formed as a business trust under Delaware law. Each master-feeder or fund-of-funds structure and its corresponding risks are described separately below. Aspects of the two structures that are similar are described below under "Common Aspects of the Master-Feeder or Fund-of-Funds Structures."

       MASTER-FEEDER

       In a master-feeder structure, a Feeder Fund holds as its primary asset an interest in a Master Portfolio with substantially the same investment objective, policies and risk profile as the Fund. In addition, to the extent necessary to manage cash balances, a Feeder Fund may invest directly in cash and cash equivalents. The Fund would otherwise continue its normal operations. The structure is designed to achieve investment and administrative efficiencies and enhanced portfolio diversification by allowing a Fund to pool its assets with the assets of other entities invested in the Master Portfolio.

       When required under the 1940 Act, a Master Portfolio will hold a meeting of interestholders in order to obtain their approval of a change to the Portfolio's operations. As an interestholder of a Master Portfolio, a Feeder Fund would be entitled to vote in proportion to the Fund's relative interest in the Master Portfolio. If required by the 1940 Act or applicable state law, a Fund investing through a master-feeder structure will hold a meeting of its shareholders to obtain instructions on how to vote its interest in the Master Portfolio and will vote its interest in the Master Portfolio in proportion to the votes cast by the Fund's shareholders or may, under certain circumstances, without a meeting of shareholders vote its interests in the Master Portfolio in proportion to the votes cast by the outside interestholders. In other circumstances, the Board will vote the Feeder Fund's interest in the Master Portfolio in accordance with the best interests of the Fund's shareholders.

       Subject to applicable legal requirements, the Feeder Fund will not seek instructions from its shareholders with respect to: (1) any proposal relating to a Master Portfolio that, if made with respect to the Fund, would not require the vote of Fund shareholders; or (2) any proposal relating to the Master Portfolio that is substantially the same as a proposal previously approved by the Fund's shareholders.

       FUND-OF-FUNDS

       In a fund-of-funds structure, a Feeder Fund holds interests in two or more Master Portfolios and, to the extent it manages a portion of its assets directly, individual securities of other issuers. The Fund would otherwise continue its normal operations. A Fund might invest in a number of different Master Portfolios to achieve investment and administrative efficiencies and enhanced portfolio diversification by pooling its assets with the assets of other entities invested in the Master Portfolios.

       In general, the fund-of-funds structure is suitable for a Feeder Fund that follows a "multi-style" investment approach. That approach involves the investment, through percentage allocations consistent with the Fund's investment objective and policies, in a number of Master Portfolios, each with a different investment objective and investment policies. The "multi-style" approach is intended to increase asset diversification and to reduce the risk of relying on a single investment style. A Fund would convert to a fund-of-funds structure if the Board were to determine that it was in the best interests of the Fund to follow a "multi-style" investment approach in which the Fund's assets would be allocated among several Master Portfolios.

       A Feeder Fund's investments in the investment styles and Master Portfolios would be viewed by the adviser as no different from investments made directly by the adviser on behalf of a Fund in portfolio securities. Accordingly, consistent with a Feeder Fund's investment objective and policies, the adviser would be able to make changes in the percentage allocations at any time it deemed appropriate, including in response to market or other conditions. The adviser also would rebalance periodically the investments among the Master Portfolios to ensure that the Fund continued to operate in accordance with any target percentage allocations.

       When business or financial conditions warrant, a Feeder Fund might assume a temporary defensive position and directly invest without limit in cash or prime-quality cash equivalents. During periods when and to the extent that a Feeder Fund assumes a temporary defensive position, the Fund's assets could be invested outside of the specified ranges.

       If a Master Portfolio holds a meeting of interestholders, for instance to obtain their approval of a change in the Portfolio's operations or investment advisory agreement, a Feeder Fund, as an interestholder of a Master Portfolio, would be entitled to vote in proportion to its relative interest in the Master Portfolio. A Feeder Fund investing through a fund-of-funds structure would not, in general, hold a shareholder meeting when a Master Portfolio is conducting a meeting of its interestholders. As with any direct investment in securities, the Board would vote the Fund's interests in the Master Portfolio in the best interests of the shareholders of the Fund.

       COMMON ASPECTS OF THE MASTER-FEEDER AND FUND-OF-FUNDS STRUCTURES

       A Fund would invest in a Master Portfolio on the same terms and conditions as any other investor in the Master Portfolio and would bear a proportionate share of the Master Portfolio's expenses.

       The Master Portfolios generally offer their shares only to institutional or other qualified shareholders. Other pooled investment vehicles that invest in the Master Portfolio, including other mutual funds, might be marketed in different ways than those used by a particular Feeder Fund or to different types of investors than those investing in that Feeder Fund. Another mutual fund investing in a Master Portfolio might sell fund shares to the general public at a different public offering price than the Funds' shares and could have different fees and expenses than the Funds. Also, other investors in a Master Portfolio may have different yields and returns than those of a particular Feeder Fund.

       If there are other investors in a Master Portfolio, there could be no assurance that a vote of all the interestholders of the Master Portfolio would result in the same outcome as a vote of the shareholders of the Feeder Fund. If the outcome of a Master Portfolio vote were not consistent with the vote of the Fund shareholders, the Board would consider whether it was still in the best interests of the Fund and its shareholders to invest in the Master Portfolio. The Board would retain the right to redeem a Feeder Fund's investment in a Master Portfolio at any time if the Board were to determine that it is in the best interests of the Fund and its shareholders to do so. A Fund might redeem, for example, if the outcome of a vote of the interestholders of a Master Portfolio were not acceptable to the Board. A redemption could result in an in-kind distribution of portfolio securities (as opposed to a cash distribution) to the Fund by the Master Portfolio.

       If a Feeder Fund were to withdraw its investment from a Master Portfolio, the Board would consider what action should be taken to manage the withdrawn assets. Possible actions could include management of the Fund's assets in accordance with its investment objectives and policies by its adviser (and/or named subadvisers) or investment of the assets in another Master Portfolio. The inability of a Fund to find a suitable replacement investment(s) could have a significant impact on Fund shareholders.

       A Feeder Fund's investments in a Master Portfolio could be affected by the actions of other large investors in the Master Portfolio. If, for example, a Master Portfolio had another large investor that redeemed its interest in the Master Portfolio, the Fund and the Master Portfolio's remaining investors could experience higher pro rata operating expenses and resulting lower returns.

       Investment of a Feeder Fund's assets in a Master Portfolio would affect the Fund's current arrangements for management and administrative services. As a result of the investment, some services would be provided by the service providers of the relevant Master Portfolio while others would continue to be provided directly to the Fund. Except as described in this Proxy Statement, the overall rate at which a Fund would bear costs for the provision of investment advisory and other services would remain unchanged.

       TAX CONSEQUENCES

       Management of the Trust would proceed with a conversion to a master-feeder or fund-of-funds structure only upon receipt of an opinion of counsel to the effect that neither a contribution of the Feeder Fund's assets to a Master Portfolio in exchange for an interest in the Master Portfolio nor a withdrawal of a Fund's assets (at that time) from a Master Portfolio would result in the recognition of gain or loss to the Fund for federal income tax purposes.

       Each Fund currently qualifies for treatment as a regulated investment company under the Internal Revenue Code of 1986. As such, a Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and any net realized capital gain at certain times. [The Funds are not liable for any income, corporate excise, or franchise taxes in the Commonwealth of Massachusetts.] Each Master Portfolio in which a Fund would invest would conduct its operations in a manner such that any Fund so invested would qualify for treatment as a regulated investment company.

       A Master Portfolio would not be required to pay federal income taxes on its net investment income and capital gains, as it would be structured for treatment as a partnership for federal income tax purposes. All of a Master Portfolio's interest, dividends and gains and losses would be deemed to have been "passed through" to the respective Feeder Funds in proportion to each Fund's holdings of the Master Portfolio, regardless of whether such interests, dividends or gains were distributed by the Portfolio or losses were realized by the Portfolio.

AMENDMENTS TO THE ADVISORY AGREEMENTS

       Approval of this Proposal constitutes approval of changes to the investment advisory agreements between an adviser and the Trust on behalf of the Funds (the "Advisory Agreements"). A provision would be added to each agreement that would prohibit duplicative payment at the Feeder Fund level of an advisory fee for investment management services if Fund assets were invested in a Master Portfolio.

AMENDMENTS TO INVESTMENT POLICIES

       Upon approval of this Proposal by the shareholders of each Fund, the Fund would amend its fundamental investment policies regarding diversification and concentration that otherwise would be inconsistent with the conversion of the Fund to a master-feeder or fund-of-funds structure. The amendments described below would not in any other way affect the manner in which a Fund currently operates. The Funds' new (or current, as the case may be) diversification and concentration policies, which are set forth in Appendices B and C to this Proxy Statement, would be superseded or supplemented by the policies stated above.

EFFECTS ON THE FUNDS

       Approval of this Proposal would affect the Funds in the following ways. Currently, all Funds except JVCE are not permitted to invest using either a master-feeder or fund-of-funds structure. JVCE currently is permitted to use a master-feeder but not a fund-of-funds structure. Upon approval of this Proposal, all Funds would be permitted, in the future, subject to the Board's approval, to invest using a master-feeder or fund-of-funds structure without obtaining shareholder approval at that time. None of these Funds, however, currently intend to convert to either master-feeder or fund-of-funds structure.

       Shareholders of each Fund are requested to approve this Item to: (1) permit the Fund to convert in the future to a master-feeder or fund-of-funds structure subject only to Board approval at that time; (2) approve the amendments to the Investment Advisory Agreement(s); and, (3) standardize the Funds' investment policies with respect to master-feeder or fund-of-fund structures.

BOARD EVALUATION

       In considering the matters described in this Proposal at the Meeting, the Board considered each Fund, including generally the potential benefits, costs and risks, as presented to the Board by The Travelers, of a possible future conversion to a master-feeder or fund-of-funds structure. In this regard, the Board considered the following:

     - The possibility that a Fund using a master-feeder or fund-of-funds structure could achieve greater investment and administrative efficiencies and potentially enhanced portfolio diversification than it could realize if it did not so convert. The Board considered that to the extent certain operating costs may be fixed and are currently borne by a Fund alone, these expenses could instead be borne in whole or in part directly by a Master Portfolio and indirectly shared pro rata by the Fund and other investors in the Fund's Master Portfolio.

     - The agreement of advisers to waive fees and/or reimburse expenses so as to maintain the total combined operating expenses of the Master Portfolios for the first fiscal year following conversion to a master-feeder structure at the same levels as each Fund's total operating expenses prior to the conversion.

     - The fact that a larger asset base might allow the purchase of investment securities by a Master Portfolio in larger denominations, resulting in possible reductions in certain transactional and custodial expenses.

     - The diversification that might be achieved by investing a portfolio with a larger asset base. Greater diversification is beneficial to shareholders of a Fund because it may reduce the negative effect of the adverse performance of any one security on the performance of the entire investment portfolio.

     - The flexibility both to attract and retain assets under management provided by a master-feeder or fund-of-funds structure.

     - The fact that in certain cases the foregoing benefits would likely arise only if a Fund's Master Portfolio were to attract the assets of investors other than those currently investing in the Fund; and, that there could be no assurance that expense savings or other benefits would be realized even if other investors were to invest in a Master Portfolio.

     - Management of the Trust's opinion that over time the aggregate per share expenses of a Fund investing in a Master Portfolio should not be more than the expenses that would be incurred by a Fund if it continues to invest directly in securities, although there can be no assurance that any expense savings would be realized.

     - The possibility that the advisers and The Travelers might benefit through increased economies of scale in the event that assets under management rise, whether or not there would be a corresponding benefit to Fund shareholders; particularly, that conversion to a master-feeder or fund-of-funds structure may enable TAMIC and MMC to increase assets under management through development of new feeder funds with less risk than would be possible without this structure. Because investors in a new feeder fund would invest their assets in a Master Portfolio with an established performance record, TAMIC and MMC could attract assets with less risk of limited success than is typical in the early, developmental years of an investment vehicle.

Based on the foregoing, the Board, including a majority of the independent trustees, determined that it would be in the best interests of each Fund and its respective shareholders for shareholders to approve this Proposal.

OTHER BUSINESS

       The Trust's management Knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

GENERAL INFORMATION

       The table below indicates the number of outstanding shares of beneficial interest in each of the Funds as of March 1, 1999, the record date:

------------------------------------------------------------------------------------------------
FUND                                   NUMBER OF RECORD HOLDERS
------------------------------------------------------------------------------------------------
Convertible Bond
------------------------------------------------------------------------------------------------
Disciplined Mid Cap Stock
------------------------------------------------------------------------------------------------
Disciplined Small Cap Stock
------------------------------------------------------------------------------------------------
Federated High Yield
------------------------------------------------------------------------------------------------
Federated Stock
------------------------------------------------------------------------------------------------
Jurika & Voyles Core Equity
------------------------------------------------------------------------------------------------
Lazard International Stock
------------------------------------------------------------------------------------------------
MFS Emerging Growth
------------------------------------------------------------------------------------------------
MFS Mid Cap Growth
------------------------------------------------------------------------------------------------
MFS Research
------------------------------------------------------------------------------------------------
NWQ Large Cap
------------------------------------------------------------------------------------------------
Social Awareness Stock
------------------------------------------------------------------------------------------------
Strategic Stock
------------------------------------------------------------------------------------------------
Travelers Quality Bond
------------------------------------------------------------------------------------------------
U.S. Government Securities
------------------------------------------------------------------------------------------------
Utilities
------------------------------------------------------------------------------------------------
Zero Coupon Bond Fund 2000
------------------------------------------------------------------------------------------------
Zero Coupon Bond Fund 2005
------------------------------------------------------------------------------------------------


       A copy of each Fund's Annual Shareholder Report for the year ended December 31, 1998, including financial statements, has been mailed to shareholders of record at the close of business on that date and to persons who became shareholders of record between that time and the close of business on March 1, 1999, the record date for the determination of the shareholders who are entitled to be notified of and to vote at the meeting.

SHAREHOLDER PROPOSALS

       The Trust does not have annual or any other regularly scheduled meetings of Shareholders, and currently has no plans to hold another meeting of Shareholders of the Trust. Special Meetings of the Shareholders may be called by the Trustees upon the written request of Shareholders owning at least 25% of the outstanding Shares entitled to vote and such written Shareholders request must be received by the Trust's Secretary at One Tower Square, Hartford, Connecticut 06183 within a reasonable time before the solicitation is made.

       It is suggested that beneficial Shareholders submit their proposals by Certified Mail -- Return Receipt Requested by December 31, 1998. The Securities and Exchange Commission has adopted certain requirements which apply to any proposals of Shareholders.

The Investment Adviser

       Travelers Asset Management International Corporation, One Tower Squre, Hartford, Connecticut, serves as investment adviser to the Trust pursuant to an Investment Advisory Agreement.

The Trust's Administration

       Travelers Insurance, One Tower Square, Hartford, Connecticut 06183, is the administrator of the Trust. Travelers has entered into a subadministrative contract with an affiliate, Mutual Management Corp. to provide these services to the Trust.

Officers of the Trust

     Name                       Title                   Position Held Since
     ----                       -----                   -------------------

Heath B. McLendon       Chariman and President            January 27, 1995

Ernest J. Wright        Secretary                         October 21, 1994

Kathleen A. McGah       Assistant Secretary               January 27, 1995

Lewis E. Daidone        Treasurer                         October 25, 1996

Irving David            Controller                        October 25, 1996

Barbara Brinn           Assistant Treasurer               October 25, 1996

Marianne Motley         Assistant Treasurer               October 25, 1996

Anthony Pace            Assistant Treasurer               October 25, 1996


       The officers of the Trust serve for one year or until their respective successors are chosen and qualified. The Trust pays no salaries or compensation to any of its officers, all of whom are employees of The Travelers Insurance Company or its affiliates.

                                    APPENDIX A


----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                         EXPENSE CAP (AS A PERCENTAGE OF AVERAGE DAILY
                FUND                                      NET ASSETS)
----------------------------------------------------------------------------------------
                 CB                                          0.80%
----------------------------------------------------------------------------------------
                DMCS                                         0.95%
----------------------------------------------------------------------------------------
                DSCS                                         1.00%
----------------------------------------------------------------------------------------
                 EC                                          0.95%
----------------------------------------------------------------------------------------
                 FHY                                         0.95%
----------------------------------------------------------------------------------------
                 FS                                          0.95%
----------------------------------------------------------------------------------------
                JVCE                                         1.00%
----------------------------------------------------------------------------------------
                 LC                                          0.95%
----------------------------------------------------------------------------------------
                 LIS                                         1.25%
----------------------------------------------------------------------------------------
                MFSEG                                        0.95%
----------------------------------------------------------------------------------------
               MFSMCG                                        1.00%
----------------------------------------------------------------------------------------
                MFSR                                         1.00%
----------------------------------------------------------------------------------------
                NWQLC                                        1.00%
----------------------------------------------------------------------------------------
                 SAS                                         1.25%
----------------------------------------------------------------------------------------
                 SS                                          0.90%
----------------------------------------------------------------------------------------
                 TQB                                         0.75%
----------------------------------------------------------------------------------------
                USGS                                         1.25%
----------------------------------------------------------------------------------------
                Util                                         1.25%
----------------------------------------------------------------------------------------
         ZCBF (Series 2000)                                  0.15%
----------------------------------------------------------------------------------------
         ZCBF (Series 2005)                                  0.15%
----------------------------------------------------------------------------------------

                                   APPENDIX B

PROPOSED FUNDAMENTAL INVESTMENT POLICIES

[Subject to shareholder approval at a meeting held April 30, 1999, the Funds (except as indicated below) adopted the following investment policies as fundamental (those that may not be changed without shareholder approval). Each Fund may not:

1. DIVERSIFICATION: (except MFS Mid Cap Growth Portfolio) with respect to 75% of its assets, purchase a security other than a security issued or guaranteed by the U.S. Government, its agencies or instrumentalities or a security of an investment company if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer or the Fund would own more than 10% of the outstanding voting securities of any single issuer.

2. INDUSTRY CONCENTRATION: (except Utilities Portfolio) purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on : (1) investments in U. S. government securities, in repurchase agreements covering U.
S. government securities, in securities issued by the states, territories or possessions of the United States ("municipal securities") or in foreign government securities; or (2) investment in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, a Fund may invest in one or more investment companies; provided that, except to the extent that it invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

3. BORROWING: borrow money if, as a result, outstanding borrowings would exceed an amount equal to one-third of the Fund's total assets.

4. REAL ESTATE: purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

5. LENDING: make loans to other parties if, as a result, more than one-third of its total assets would be loaned to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

6. COMMODITIES: purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7. UNDERWRITING: underwrite (as that term is defined in the 1933 Act) securities issued by other persons except, to the extent that in connection with the disposition of its assets, the Fund may be deemed to be an underwriter.

8. SENIOR SECURITIES: issue any class of senior securities except to the extent consistent with the 1940 Act.]

PROPOSED OPERATING (NONFUNDAMENTAL) POLICIES

The following investment policies are nonfundamental policies with which each Fund (except as noted) currently complies:

1. MFS MID CAP GROWTH PORTFOLIO is "non-diversified" as that term is defined in the 1940 Act. To the extent required to qualify as a regulated investment company under the Code, the Fund may not purchase a security (other than a U.S. Government security or a security of an investment company) if, as a result: (1) with respect to 50% of its assets, more than 5% of the Fund's total assets would be invested in the securities of any single issuer; (2) with respect to 50% of its assets, the Fund would own more than 10% of the outstanding securities of any single issuer; or (3) more than 25% of the Fund's total assets would be invested in the securities of any single issuer.

2. BORROWING: for purpose of the borrowing limitation, the following are not treated as borrowings to the extent they are fully collateralized: (1) the delayed delivery of purchased securities (such as the purchase of when-issued securities); (2) reverse repurchase agreements; (3) dollar-roll transactions; and (5) the lending of securities ("leverage transactions"). (See Fundamental Limitation No. 2 "Borrowing".)

3. LIQUIDITY: No Fund will invest more than 15% of its net assets in: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and, (3) securities subject to policies on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. Each Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Trust's Board of Trustees.

4. EXERCISING CONTROL OF ISSUERS: No Fund will make investments for the purpose of exercising control of an issuer. Investments by a Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

5. OTHER INVESTMENT COMPANIES: No Fund will invest in securities of another investment company, except to the extent permitted by the 1940 Act.

6.     SHORT SALES:

     - [For DMCS, MFSR and USGS -- Each Fund will not] sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against-the-box"), and provided that transactions in futures contracts and options on futures are not deemed to constitute selling securities short;

     - [For DSCS and SS - Each Fund will not] make short sales of securities except in conformity with applicable law and regulations, and unless after such sale (excluding the value of any securities sold short against-the-box), the market value of all securities sold short does not exceed 25% of the Fund's total asset value, and the Fund's aggregate short sales of a particular class of an issuer's securities do not exceed 25% of the then outstanding securities of that class of the issuer's securities, and provided that transactions in futures contracts and options on futures are not deemed to constitute selling securities short;

     - [For Util, ZCBF 2000 and ZCBF 2005 - Each Fund will not] engage in short sales of securities or maintain a short position in excess of 5% of the Fund's net assets (excluding the value of any securities sold short against-the-box), and provided that transactions in options, and futures contracts and options on futures are not deemed to constitute selling securities short; and

     - [For FHY - The Fund will not] engage in short sales of securities or maintain a short position in excess of 10% of the Fund's net assets (excluding the value of any securities sold short against-the-box), and provided that transactions in options, and futures contracts and options on futures are not deemed to constitute selling securities short.

7. PURCHASING ON MARGIN: No Fund will purchase securities on margin, except that a Fund may use short-term credit for the clearance of its portfolio transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

8. LENDING: No Fund will lend a security if, as a result, the amount of loaned securities would exceed an amount equal to one-third of the Fund's total assets.

                                   APPENDIX C

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

CONVERTIBLE BOND PORTFOLIO

In pursuing its objective, Convertible Bond Portfolio currently is subject to the following fundamental investment policies. The Fund will not:

       (1) with respect to 75% of its assets, invest more than 5% of its total assets, computed at market value, in the securities of any one issuer (excluding U.S. government securities);

       (2) invest more than 25% of its assets in companies within a single industry, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

       (3) borrow amounts in excess of 33-1/3% of its gross assets (taken at the lower cost or market value), and then only as a temporary measure for extraordinary or emergency purposes. The Fund may not purchase additional securities when borrowings exceed 5% of total assets;

       (4)    issue senior securities;

       (5) make loans of more than one-third of the Fund's net assets, including loans of securities;

       (6) purchase or sell commodities or commodity contracts, or interests in oil, gas or other mineral leases, or other mineral exploration or development programs;

       (7) purchase or sell real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts; and underwrite securities of any other company, except that the Fund may invest in companies that engage in such businesses, and except to the extent that the Fund may technically be deemed to be an underwriter, as defined in the 1933 Act in selling a portfolio security.

DISCIPLINED MID CAP STOCK PORTFOLIO

In pursuing its objective, Disciplined Mid Cap Stock Portfolio currently is subject to the following fundamental investment policies. The Fund will not:

       (1) invest more than 5% of its total assets, computed at market value, in the securities of any one issuer;

       (2) invest in more than 10% of any class of securities of any one issuer:

       (3) invest more than 5% of the value of its total assets in companies which have been in operation for less than three years;

       (4) borrow money, except to facilitate redemptions or for emergency or extraordinary purposes and then only from banks and in amounts of up to 33-1/3% of its gross assets computed at cost; while outstanding, a borrowing may not exceed one-third of the value of its net assets, including the amount borrowed; the Fund has no intention of attempting to increase its net income by means of borrowing and all borrowings will be repaid before additional investments are made; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the Fund's gross assets computed at cost;

       (5) underwrite securities, except that the Fund may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities it may be deemed to be an underwriter, as defined in the 1933 Act;

       (6) purchase real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts, except transactions involving financial futures in order to limit transaction costs and for hedging purposes as described above;

       (7)    invest for the primary purpose of control or management;

       (8) make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts;

       (9) make loans, except that the Fund may purchase money market securities, enter into repurchase agreements, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker-dealers; all such investments must be consistent with the Fund's investment objective and restrictions;

       (10) invest more than 25% of its total assets in the securities of issuers in any single industry;

       (11) purchase the securities of any other investment company, except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company;

       (12) invest in interests in oil, gas or other mineral exploration or development programs; or

       (13) invest more than 5% of its net assets in warrants, valued at the lower of cost or market; warrants acquired by the Fund in units or attached to securities will be deemed to be without value with regard to this restriction.

DISCIPLINED SMALL CAP STOCK PORTFOLIO

In pursuing its objective, Disciplined Small Cap Stock Portfolio currently is subject to the following fundamental investment policies. The Fund will not:

       (1)    invest 25 % or more of its total assets in any one industry;

       (2) borrow amounts in excess of 33-1/3% of its gross assets (taken at the lower of cost or market value), except that as a temporary measure for extraordinary or emergency purposes, the Fund may borrow up to 5% more;

       (3)    issue senior securities;

       (4) make loans, except that the Fund may purchase debt securities, may enter into repurchase agreements, and may lend its securities;

       (5) underwrite the securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter, as defined in the 1933 Act in the disposition of a portfolio security;

       (6)    invest for the primary purpose of control or management;

       (7) purchase real estate or interests in real estate, other than securities secured by real estate, participation therein or real estate investment trusts and similar instruments;

       (8) purchase or sell commodities or commodities contracts except for hedging purposes;

       (9) make any short sales of securities, except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's total assets and the Fund's aggregate short sales of a particular class of an issuer's securities to not exceed 25% of the then outstanding securities of that class of the issuer's securities; or

       (10) purchase any security (other than U.S. government securities) such that: (a) more than 25% of the Fund's total assets would be invested in securities of a single issuer, or (b) as to 75% of the Fund's total assets; more than 5% of the Fund's total assets would be then invested in securities of a single issuer, or the Fund would own more than 10% of the voting securities of a single issuer.

EQUITY INCOME PORTFOLIO

Equity Income Portfolio currently is subject to the following fundamental investment restrictions. The Fund may not:

       (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities of other investment companies or securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result; more than 5% of the Fund's total assets would be invested in the securities of that issuer or the Fund would hold more than 10% of the outstanding voting securities of that issuer;

       (2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

       (3) underwrite securities issued by others, except to the extent that the Fund may be considered to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

       (4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

       (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities or companies engaged in the real estate business);

       (6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

       (7) lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

       (8) the Fund may, notwithstanding any other fundamental investment policy or limitation, invest all the assets in the securities of a single open-end management investment company managed by the subadviser or any affiliate or successor with substantially the same investment objective, policies, and limitations as the Fund.

FEDERATED HIGH YIELD PORTFOLIO

In pursuing its objective, Federated High Yield Portfolio currently is subject to the following fundamental investment policies. The Fund will not:

       (1) borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) except, under certain circumstances, the Fund may borrow up to one-third of the value of its net assets;

       (2) sell securities short except, under strict limitations, the Fund may maintain open short positions so long as not more than 10% of the value of its net assets is held as collateral for those positions; or

       (3)    pledge assets except to secure permitted borrowing.

FEDERATED STOCK PORTFOLIO

In pursuing its objective, Federated Stock Portfolio currently complies with the following fundamental investment policies. The Fund will not:

       (1) borrow money or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings;

       (2) invest more than 5% of its total assets in the securities of one issuer (except cash and cash items and U.S. government securities);

       (3)    acquire more than 10% of the voting securities of any one issuer;

       (4)    invest in real estate;

       (5)    issue senior securities;

       (6)    trade in puts and calls; or

       (7)    underwrite securities.

JURIKA & VOYLES CORE EQUITY PORTFOLIO

In pursuing its objective, Jurika & Voyles Core Equity Portfolio currently complies with the following fundamental investment policies. The Fund will not:

       (1) with respect to 75% of its assets, invest more than 5% of its total assets, computed at market value, in the securities of any one issuer (excluding U.S. government securities);

       (2) invest more than 25% of its assets in companies within a single industry; except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

       (3) borrow amounts in excess of 33 1/3% of its gross assets (taken at the lower of cost or market value), and then only as a temporary measure for extraordinary or emergency purposes. The Fund may not purchase additional securities when borrowings exceed 5% of total assets;

       (4)    issue senior securities;

       (5) make loans of more than one-third of the Fund's net assets, including loans of securities;

       (6) purchase or sell commodities or commodity contracts, or interests in oil, gas or other mineral leases, or other mineral exploration or development programs;

       (7) purchase or sell real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts; and

       (8) underwrite securities of any other company, except that the Fund may invest in companies that engage in such businesses, and except to the extent that the Fund may technically be deemed to be an underwriter, as defined in the 1933 Act in selling a portfolio security;

LARGE CAP PORTFOLIO

In pursuing its objective, Large Cap Portfolio is subject to the following fundamental investment policies. The Fund will not:

       (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities of other investment companies or securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in the securities of that issuer, or the Fund would hold more than 10% of the outstanding voting securities of that issuer;

       (2)    issue senior securities, except as permitted under the 1940 Act;

       (3) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

       (4) underwrite securities issued by others, except to the extent that the Fund may be considered to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

       (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

       (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities or companies engaged in the real estate business);

       (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

       (8) lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

       (9) the Fund may, notwithstanding any other fundamental investment policy or limitation, invest all the assets in the securities of a single open-end management investment company managed by the subadviser or any affiliate or successor with substantially the same investment objective, policies, and limitations as the Fund.

LAZARD INTERNATIONAL STOCK PORTFOLIO

In pursuing its objective, Lazard International Stock Portfolio currently is subject to the following fundamental investment policies. The Fund will not:

       (1) issue senior securities, borrow money or pledge or mortgage its assets, except that the Fund may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities. For purposes of this investment restriction, the Fund's entry into options, forward contracts, futures contracts, including those related to indexes shall not constitute borrowing;

       (2) make loans, except loans of portfolio securities not having a value in excess of 10% of the Fund's total assets and except that the Fund may purchase debt obligations in accordance with its investment objectives and policies and may engage in securities lending;

       (3) invest in illiquid securities if immediately after such investment more than 10% of the value of the Fund's net assets, taken at market value, would be invested in such securities;

       (4) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; provided, however, the Fund may purchase securities in an amount up to 5% of the value of its total assets in any one closed-end fund and may purchase in the aggregate securities of closed-end funds in an amount of up to 10% of the value of the Fund's total assets;

       (5) purchase the securities of issuers conducting their principal business in the same industry, if the value of the value of the Fund's investment exceeds 25% of the Fund's then current net asset value;

       (6) purchase or sell real estate except in a manner consistent with specific rules described in greater detail in the prospectus;

       (7)    purchase securities on margin;

       (9) make investments for the purpose of exercising control or management.

MFS EMERGING GROWTH PORTFOLIO

In pursuing its objective, MFS Emerging Growth Portfolio currently is subject to the following fundamental investment policies. The Fund will not:

       (1)    borrow money in an amount in excess of 33-1/3% of its net assets;

       (2)    underwrite securities;

       (3) concentrate its investments in any particular industry in excess of 25% of its total net assets;

       (4) purchase or sell real estate in the ordinary course of its business.

MFS MID CAP GROWTH PORTFOLIO

In pursuing its objective, MFS Mid Cap Growth Portfolio currently is subject to the following fundamental investment policies. The Fund will not:

       (1) borrow amounts in excess of 33-1/3% of its gross assets (taken at the lower of cost or market value), and then only as a temporary measure for extraordinary or emergency purposes;

       (2) underwrite securities, issued by other persons except insofar as the Fund may technically be deemed to be an underwriter, as defined in the 1933 Act in selling a portfolio security;

       (3) purchase or sell real estate or interests in real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding options on securities, stock indexes and foreign currency ("Options"), Options on futures contracts and any other type of Option, futures contracts and any other type of futures contract and forward contracts) in the ordinary course of its business. The Fund reserves the right to hold and to sell real estate mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities;

       (4) issue senior securities except as permitted by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of Option (including Options on futures contracts and options), forward contracts and any type of futures contract (including futures contracts) and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

       (5) make loans to other persons. For these purposes, the purchase of short term commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Fund's assets in repurchase agreements, shall not be considered the making of a loan;

       (6) invest more than 25% of its total assets in the securities of issuers in any single industry.


MFS RESEARCH PORTFOLIO

In pursuing its objective, MFS Research Portfolio currently is subject to the following fundamental investment policies. The Fund will not:

       (1) invest more than 5% of its total assets, computed at market value, in the securities of any one issuer (excluding U.S. government securities);

       (2) invest in more than 10% of any class of securities of any one issuer;

       (3) invest more than 5% of the value of its total assets in companies which, including predecessors, have been in operation for less than three years;

       (4) borrow amounts in excess of 5% of its gross assets (taken at the lower of cost or market value), and then only as a temporary measure for extraordinary or emergency purposes;

       (5) pledge, mortgage or hypothecate an amount of assets which (taken at market value) exceeds 15% of its gross assets (taken at the lower of cost or market value);

       (6) underwrite securities, issued by other persons except insofar as the Fund may technically be deemed to be an underwriter, as defined in the 1933 Act in selling a portfolio security;

       (7) purchase real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes as described above;

       (8)    invest for the primary purpose of control or management;

       (9) make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions;

       (10) make loans, except that the Fund may purchase money market securities, enter into repurchase agreements, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker-dealers; all such investments must be consistent with the Fund's investment objective and policies;

       (11) invest more than 25% of its total assets in the securities of issuers in any single industry;

       (12) purchase the securities of any other investment company, or investment trust, except in the open market and at customary brokerage rates; provided, however, that the Fund shall not purchase such securities if the purchase would cause more than 10% of the Fund's total assets (taken at market value) to be invested in the securities of such issuer, and provided that the Fund shall not purchase securities issued by any open-end investment company;

       (13) sell any security which the Fund does not own unless, at the time of sale, the Fund owns other securities which give it the right to obtain securities without further payment and provided that, if such right is conditional, the sale is made upon the same conditions;

       (14) purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities; or

       (15) invest in securities which are subject to legal or contractual restrictions on resale, or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), unless the Board has determined that such securities are liquid based upon trading markets for the specific security if more than 10% of the Fund's assets (taken at market value) would be invested in such illiquid securities.

NWQ LARGE CAP PORTFOLIO

In pursuing its investment objective, NWQ Large Cap Portfolio currently is subject to the following fundamental investment policies. The Fund may not:

       (1) with respect to 75% of its assets, invest more than 5% of its total assets, computed at market value, in the securities of any one issuer (excluding U.S. government securities);

       (2) with respect to 75% of its assets, invest in more than 10% of any class of securities of any one issuer;

       (3) invest more than 25% of its total assets in companies within a single industry; however, there are no limitations on investment made in instruments issued or guaranteed by the U.S. Government when the Fund adopts a temporary defensive position;

       (4) make loans, except by purchasing debt securities as allowed by the investment policies, or entering into repurchase agreements, or by lending its portfolio securities to banks, brokers dealers and other financial institution

       (5) (a) borrow amounts in excess of 10% of its gross assets (taken at the lower of cost or market value), and then only as a temporary measure for extraordinary or emergency purposes, and (b) the Fund may not purchase additional securities when borrowings exceed 5% of total assets;

       (6) pledge, mortgage or hypothecate an amount of assets which (taken at market value) exceeds 10% of its gross assets (taken at the lower of cost or market value).


SOCIAL AWARENESS STOCK PORTFOLIO

In pursuing its objective, Social Awareness Stock Portfolio currently is subject to the following fundamental investment policies. The Fund will not:

       (1) invest more than 5% of its total assets in securities of any one issuer, except obligations of the U.S. Government and its instrumentalities:

       (2) borrow money, except that the right is reserved to borrow from banks for emergency purposes, provided that such borrowings will not exceed 5% of the value of the assets of the Fund and that immediately after the borrowing, and at all times thereafter, and while any such borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Fund;

       (3) underwrite securities of other issuers, except that the Fund could be deemed an underwriter when engaged in the sale of restricted securities (see item 4, under nonfundamental restrictions);

       (4) purchase interests in real estate, except as may be represented by securities for which there is an established market;

       (5) purchase commodities or commodity contracts, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes;

       (6) make loans, except through the acquisition of a portion of privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors (see item 4, under nonfundamental restrictions);

       (7) invest in the securities of a company for the purpose of exercising management or control;

       (8) acquire more than 10% of the voting securities of any one issuer (it is the present practice of the Fund not to exceed 5% of the voting securities of any one issuer);

       (9)    issue senior securities.

STRATEGIC STOCK PORTFOLIO

In pursuing its objective, Strategic Stock Portfolio currently is subject to the following fundamental investment policies. The Fund will not:

       (1)    invest 25% or more of its total assets in any one industry;

       (2) borrow amounts in excess of 33 1/3% of its gross assets (taken at the lower of cost or market value), except that as a temporary measure for extraordinary or emergency purposes, the portfolio may borrow up to 5% more;

       (3)    issue senior securities;

       (4) make loans, except that the Fund may purchase debt securities, may enter into repurchase agreements, and may lend its securities;

       (5) underwrite the securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter, as defined in the 1933 Act in the disposition of a portfolio security;

       (6)    invest for the primary purpose of control or management;

       (7) purchase real estate or interests in real estate, other than securities secured by real estate, participation therein or real estate investment trusts and similar instruments;

       (8) purchase or sell commodities or commodities contracts except for hedging purposes;

       (9) make any short sales of securities, except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's total assets and the Fund's aggregate short sales of a particular class of an issuer's securities to not exceed 25% of the then outstanding securities of that class of the issuer's securities; or

       (10) purchase any security (other than U.S. obligations) such that: (a) more than 25% of the Fund's total assets would be invested in securities of a single issuer, or (b) as to 75% of the Fund's total assets, more than 5% of the Fund's total assets would be then invested in securities of a single issuer, or the Fund would own more than 10% of the voting securities of a single issuer.

U.S. GOVERNMENT SECURITIES PORTFOLIO

In pursuing its objective, U.S. Government Securities currently is subject to the following fundamental investment policies. The Fund will not:

       (1) invest more than 5% of its total assets, computed at market value, in the securities of any one issuer (exclusive of securities issued by the U.S. Government, its agencies or instrumentalities, for which there is no limit);

       (2) invest in more than 10% of any class of securities of any one issuer;

       (3) borrow money, except to facilitate redemptions or for emergency or extraordinary purposes and then only from banks and in amounts of up to 10% of its gross assets computed at cost; while outstanding according to the 1940 Act, a borrowing may not exceed one-third of the value of the net assets, including the amount borrowed; the Fund has no intention of attempting to increase its net income by borrowing, and all borrowings will be repaid before additional investments are made; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the gross assets computed at cost;

       (4) underwrite securities, except that the Fund may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities, the Fund may be deemed to be an underwriter, as defined in the 1933 Act;

       (5) purchase real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts, except transactions involving financial futures in order to limit transactions and borrowing costs and for hedging purposes;

       (6)    invest for the primary purpose of control or management;

       (7) make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts;

       (8) make loans, except that the Fund may purchase money market securities, enter into repurchase agreements, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker/dealers; all such investments must be consistent with the investment objective and policies;

       (9) invest more than 25% of its total assets in the securities of issuers in any single industry (other than securities issued by the U.S. Government, its agencies or instrumentalities); or

       (10) purchase securities of other investment companies, except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company; when consistent with its investment objectives, the Fund may purchase securities of brokers, dealers, underwriters or investment advisers.

UTILITIES PORTFOLIO

In pursuing its objective, Utilities Portfolio currently is subject to the following fundamental investment policies. The Fund will not:

       (1) purchase the securities of any issuer (other than U.S. government securities) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation;

       (2) purchase more than 10% of the voting securities of any one issuer, provided that this limitation shall not apply to investments in U.S. government securities;

       (3) purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities (for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin by the Fund);

       (4) make short sales of securities or maintaining a short position, except to the extent of 5% of the Fund's net assets and except that the Fund may engage in such activities without limit if, at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issuer as, and at least equal in amount to, the securities sold short;

       (5) borrow money, including reverse repurchase agreements, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 20% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments;

       (6) pledge, hypothecate, mortgage or otherwise encumber more than 10% of the value of the Fund's total assets as security for any indebtedness (for purposes of this restriction (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to (i) the purchase and sale of stock options, options on foreign currencies and options on stock indexes and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of the Fund's assets);

       (7) invest in commodities, except that the Fund may purchase or write futures contracts and options on futures contracts;

       (8) make loans to others, except through the purchase of qualified debt obligations, loans of portfolio securities and the entry into repurchase agreements; and

       (9) concentrate in any industry, except that the Fund will concentrate in excess of 25% of its assets in the securities of companies within the utility industries.


ZERO COUPON BOND FUND PORTFOLIOS (SERIES 2000 AND 2005)

In pursuing its objective, each Zero Coupon Bond Fund Portfolio follows the following fundamental investment policies. The Fund will not:

       (1) purchase the securities of any issuer (other than U.S. government securities) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation;

       (2) purchase more than 10% of the voting securities of any one issuer, provided that this limitation shall not apply to investments in U.S. government securities;

       (3) purchase securities on margin, except that each Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin by a Fund;

       (4) make short sales of securities or maintain a short position, except to the extent of 5 % of each Fund's net assets and except that a Fund may engage in such activities without limit if, at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issuer as, and at least equal in amount to, the securities sold short;

       (5) borrow money, including reverse repurchase agreements, except that each Fund may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 20% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of a Fund's total assets, the Fund will not make any additional investments;

       (6) pledge, hypothecate, mortgage or otherwise encumber more than 10% of the value of a Fund's total assets as security for any indebtedness. For purposes of this restriction: (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis; and (b) collateral arrangements with respect to: (i) the purchase and sale of stock options, options on foreign currencies and options on stock indexes; and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Fund's assets;

       (7) invest in commodities, except that each Fund may purchase or write futures contracts and options on futures contracts;

       (8) make loans to others, except through the purchase of qualified debt obligations, loans of portfolio securities and the entry into repurchase agreements; and

       (9)    concentrate in any industry.

                           THE TRAVELERS SERIES TRUST

                           CONVERTIBLE BOND PORTFOLIO

    Proxy for a Special Meeting of Shareholders to be held on April 30, 1999

The undersigned, revoking all proxies heretofore given, hereby appoints Heath
B. McLendon and Robert E. McGill III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all shares of the Convertible Bond Portfolio of The Travelers Series Trust which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 9:00 a.m. on Friday, April 30, 1099 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Special meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

            PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX(ES) BELOW.

                                                FOR         AGAINST   ABSTAIN

1.   PROPOSAL TO ADOPT STANDARD FUNDAMENTAL INVESTMENT POLICIES

     Item 1.A.  Proposal To Amend the Fundamental Investment Policies On Issuer Diversification
     Item 1.B.  Proposal To Amend the Fundamental Investment Policies On Industry Concentration
     Item 1.C.  Proposal To Amend the Fundamental Investment Policies On Borrowing
     Item 1.D.  Proposal To Amend the Fundamental Investment Policies On Real Estate
     Item 1.E.  Proposal To Amend the Fundamental Investment Policies On Loans
     Item 1.F.  Proposal To Amend the Fundamental Investment Policies On Commodities
     Item 1.H.  Proposal To Amend the Fundamental Investment Policies On Senior Securities


2. PROPOSAL TO REDESIGNATE (AND AMEND AS APPLICABLE) OR ELIMINATE CERTAIN FUNDS' FUNDAMENTAL INVESTMENT POLICIES

     Item 2.F.  Proposal To Eliminate the Fundamental Investment Policies On Oil, Gas and Minerals


3.   PROPOSAL TO AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES TO
     PERMIT EACH FUND TO INVEST ALL OR A PORTION OF ITS ASSETS IN ONE OR MORE INVESTMENT COMPANIES AND RELATED AMENDMENTS TO THE
     FUND'S ADVISORY AGREEMENT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


                                        PLEASE MARK, SIGN DATE AND RETURN THIS
                                        PROXY CARD PROMPTLY USING THE ENCLOSED
                                        PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                        PLEASE SIGN EXACTLY AS NAME APPEARS AT
                                        LEFT.



                                        DATE: ________________, 1999

                                        If signing in a representative capacity
                                        (as attorney, executor or
                                        administrator, trustee, guardian or
                                        custodian, corporate officer or general
                                        partner), please indicate such capacity
                                        following signature.  Proxies for
                                        custodian accounts must be signed by
                                        the named custodian, not by the minor.

                                        ---------------------------------------
                                        Signature(s) if held jointly (Title(s), if required)

                           THE TRAVELERS SERIES TRUST

                      DISCIPLINED MID CAP STOCK PORTFOLIO

    Proxy for a Special Meeting of Shareholders to be held on April 30, 1999

The undersigned, revoking all proxies heretofore given, hereby appoints Heath
B. McLendon and Robert E. McGill III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all shares of the Disciplined Mid Cap Stock Portfolio of The Travelers Series Trust which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 9:00 a.m. on Friday, April 30, 1099 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Special meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

            PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX(ES) BELOW.

                                                FOR         AGAINST   ABSTAIN

1.   PROPOSAL TO ADOPT STANDARD FUNDAMENTAL INVESTMENT POLICIES

     Item 1.A.  Proposal To Amend the Fundamental Investment Policies On Issuer Diversification
     Item 1.B.  Proposal To Amend the Fundamental Investment Policies On Industry Concentration
     Item 1.C.  Proposal To Amend the Fundamental Investment Policies On Borrowing
     Item 1.D.  Proposal To Amend the Fundamental Investment Policies On Real Estate
     Item 1.E.  Proposal To Amend the Fundamental Investment Policies On Loans
     Item 1.F.  Proposal To Amend the Fundamental Investment Policies On Commodities
     Item 1.G.  Proposal To Amend the Fundamental Investment Policies On Underwriting


2. PROPOSAL TO REDESIGNATE (AND AMEND AS APPLICABLE) OR ELIMINATE CERTAIN FUNDS' FUNDAMENTAL INVESTMENT POLICIES

     Item 2.B   Proposal To Redesignate the Fundamental Investment Policies On Investments
                To Exercise Control
     Item 2.C.  Proposal To Redesignate and Amend As Applicable the Fundamental Investment
                Policies Concerning Short Sales
     Item 2.D.  Proposal To Redesignate and Amend As Applicable the Fundamental Investment
                Policies On Purchasing On Margin
     Item 2.E.  Proposal To Redesignate and Amend As Applicable the Fundamental Investment
                Policies On Pledging Assets
     Item 2.F.  Proposal To Eliminate the Fundamental Investment Policies On Oil, Gas and Minerals
     Item 2.G.  Proposal To Eliminate the Fundamental Investment Policies On "Unseasoned Issuers"
     Item 2.I.  Proposal To Eliminate Fundamental Investment Policy On Warrants
     Item 2.J.  Proposal To Redesignate and Amend the Fundamental Investment Policies On
                Investing in the Securities Of Other Investment Companies

3.   PROPOSAL TO AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES TO
     PERMIT EACH FUND TO INVEST ALL OR A PORTION OF ITS ASSETS IN ONE OR MORE INVESTMENT COMPANIES AND RELATED AMENDMENTS TO THE
     FUND'S ADVISORY AGREEMENT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


                                          PLEASE MARK, SIGN DATE AND RETURN
                                          THIS PROXY CARD PROMPTLY USING THE
                                          ENCLOSED PRE-ADDRESSED, POSTAGE-PAID
                                          ENVELOPE.

                                          PLEASE SIGN EXACTLY AS NAME APPEARS
                                          AT LEFT.



                                          DATE: ________________, 1999

                                          If signing in a representative
                                          capacity (as attorney, executor or
                                          administrator, trustee, guardian or
                                          custodian, corporate officer or
                                          general partner), please indicate
                                          such capacity following signature.
                                          Proxies for custodian accounts must
                                          be signed by the named  custodian,
                                          not by the minor.

                                          ------------------------------------
                                          Signature(s) if held jointly
                                          (Title(s), if required)

                           THE TRAVELERS SERIES TRUST

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

    Proxy for a Special Meeting of Shareholders to be held on April 30, 1999

The undersigned, revoking all proxies heretofore given, hereby appoints Heath
B. McLendon and Robert E. McGill III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all shares of the Disciplined Small Cap Stock Portfolio of The Travelers Series Trust which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 9:00 a.m. on Friday, April 30, 1099 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Special meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

            PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX(ES) BELOW.

                                                FOR         AGAINST   ABSTAIN


1.   PROPOSAL TO ADOPT STANDARD FUNDAMENTAL INVESTMENT POLICIES

     Item 1.B.  Proposal To Amend the Fundamental Investment Policies On Industry Concentration
     Item 1.C.  Proposal To Amend the Fundamental Investment Policies On Borrowing
     Item 1.D.  Proposal To Amend the Fundamental Investment Policies On Real Estate
     Item 1.E.  Proposal To Amend the Fundamental Investment Policies On Loans
     Item 1.F.  Proposal To Amend the Fundamental Investment Policies On Commodities
     Item 1.G.  Proposal To Amend the Fundamental Investment Policies On Underwriting
     Item 1.H.  Proposal To Amend the Fundamental Investment Policies On Senior Securities


2. PROPOSAL TO REDESIGNATE (AND AMEND AS APPLICABLE) OR ELIMINATE CERTAIN FUNDS' FUNDAMENTAL INVESTMENT POLICIES

     Item 2.B   Proposal To Redesignate the Fundamental Investment Policies On Investments
                To Exercise Control
     Item 2.C.  Proposal To Redesignate and Amend As Applicable the Fundamental Investment
                Policies Concerning Short Sales


3.   PROPOSAL TO AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES TO
     PERMIT EACH FUND TO INVEST ALL OR A PORTION OF ITS ASSETS IN ONE OR MORE INVESTMENT COMPANIES AND RELATED AMENDMENTS TO THE FUND'S ADVISORY AGREEMENT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


                                    PLEASE MARK, SIGN DATE AND RETURN THIS
                                    PROXY CARD PROMPTLY USING THE ENCLOSED
                                    PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                    PLEASE SIGN EXACTLY AS NAME APPEARS AT LEFT.



                                    DATE:                 , 1999
                                          ----------------
If signing in a representative capacity (as attorney, executor or administrator, trustee, guardian or custodian, corporate officer or general partner), please indicate such capacity following signature. Proxies for custodian accounts must be signed by the named custodian, not by the minor.

                                    ------------------------------------------
                                    Signature(s) if held jointly (Title(s), if required)

                           THE TRAVELERS SERIES TRUST

                            EQUITY INCOME PORTFOLIO

    Proxy for a Special Meeting of Shareholders to be held on April 30, 1999

The undersigned, revoking all proxies heretofore given, hereby appoints Heath
B. McLendon and Robert E. McGill III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all shares of the Equity Income Portfolio of The Travelers Series Trust which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 9:00 a.m. on Friday, April 30, 1099 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Special meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

            PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX(ES) BELOW.



                                                       FOR     AGAINST   ABSTAIN


3.   PROPOSAL TO AMEND CERTAIN FUNDAMENTAL INVESTMENT
     POLICIES TO PERMIT EACH FUND TO INVEST ALL OR A
     PORTION OF ITS ASSETS IN ONE OR MORE INVESTMENT
     COMPANIES AND RELATED AMENDMENTS TO THE FUND'S
     ADVISORY AGREEMENT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL 3. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 3.


                                    PLEASE MARK, SIGN DATE AND RETURN THIS
                                    PROXY CARD PROMPTLY USING THE ENCLOSED
                                    PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                    PLEASE SIGN EXACTLY AS NAME APPEARS AT LEFT.



                                    DATE:                 , 1999
                                          ----------------
If signing in a representative capacity (as attorney, executor or administrator, trustee, guardian or custodian, corporate officer or general partner), please indicate such capacity following signature. Proxies for custodian accounts must be signed by the named custodian, not by the minor.

                                    ------------------------------------------
                                    Signature(s) if held jointly (Title(s), if required)

                           THE TRAVELERS SERIES TRUST

                         FEDERATED HIGH YIELD PORTFOLIO

    Proxy for a Special Meeting of Shareholders to be held on April 30, 1999

The undersigned, revoking all proxies heretofore given, hereby appoints Heath
B. McLendon and Robert E. McGill III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all shares of the Federated High Yield Portfolio of The Travelers Series Trust which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 9:00 a.m. on Friday, April 30, 1099 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Special meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

            PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX(ES) BELOW.

                                                FOR         AGAINST   ABSTAIN


1.   PROPOSAL TO ADOPT STANDARD FUNDAMENTAL INVESTMENT POLICIES

     Item 1.B.  Proposal To Amend the Fundamental Investment Policies On Industry Concentration
     Item 1.C.  Proposal To Amend the Fundamental Investment Policies On Borrowing


2. PROPOSAL TO REDESIGNATE (AND AMEND AS APPLICABLE) OR ELIMINATE CERTAIN FUNDS' FUNDAMENTAL INVESTMENT POLICIES

     Item 2.C.  Proposal To Redesignate and Amend As Applicable the Fundamental Investment
                Policies Concerning Short Sales
     Item 2.E.  Proposal To Redesignate and Amend As Applicable the Fundamental Investment
                Policies On Pledging Assets


3.   PROPOSAL TO AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES TO
     PERMIT EACH FUND TO INVEST ALL OR A PORTION OF ITS ASSETS IN ONE OR MORE INVESTMENT COMPANIES AND RELATED AMENDMENTS TO THE
     FUND'S ADVISORY AGREEMENT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


                                    PLEASE MARK, SIGN DATE AND RETURN THIS
                                    PROXY CARD PROMPTLY USING THE ENCLOSED
                                    PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                    PLEASE SIGN EXACTLY AS NAME APPEARS AT LEFT.



                                    DATE:                 , 1999
                                         -----------------
                                    If signing in a representative capacity (as attorney, executor or administrator, trustee, guardian or custodian, corporate officer or general partner), please indicate such capacity following signature. Proxies for custodian accounts must be signed by the named custodian, not by the minor.

                                    -------------------------------------------
                                    Signature(s) if held jointly (Title(s), if required)

                           THE TRAVELERS SERIES TRUST

                           FEDERATED STOCK PORTFOLIO

    Proxy for a Special Meeting of Shareholders to be held on April 30, 1999

The undersigned, revoking all proxies heretofore given, hereby appoints Heath
B. McLendon and Robert E. McGill III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all shares of the Federated Stock Portfolio of The Travelers Series Trust which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 9:00 a.m. on Friday, April 30, 1099 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Special meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

            PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX(ES) BELOW.

                                                FOR         AGAINST   ABSTAIN


1.   PROPOSAL TO ADOPT STANDARD FUNDAMENTAL INVESTMENT POLICIES

     Item 1.A.  Proposal To Amend the Fundamental Investment Policies On Issuer Diversification
     Item 1.B.  Proposal To Amend the Fundamental Investment Policies On Industry Concentration
     Item 1.C.  Proposal To Amend the Fundamental Investment Policies On Borrowing
     Item 1.D.  Proposal To Amend the Fundamental Investment Policies On Real Estate
     Item 1.G.  Proposal To Amend the Fundamental Investment Policies On Underwriting
     Item 1.H.  Proposal To Amend the Fundamental Investment Policies On Senior Securities


2. PROPOSAL TO REDESIGNATE (AND AMEND AS APPLICABLE) OR ELIMINATE CERTAIN FUNDS' FUNDAMENTAL INVESTMENT POLICIES

     Item 2.E.  Proposal To Redesignate and Amend As Applicable the Fundamental Investment
                Policies On Pledging Assets
     Item 2.H.  Proposal To Eliminate the Fundamental Investment Policies On Puts And Calls

3.   PROPOSAL TO AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES TO
     PERMIT EACH FUND TO INVEST ALL OR A PORTION OF ITS ASSETS IN ONE OR MORE INVESTMENT COMPANIES AND RELATED AMENDMENTS TO THE
     FUND'S ADVISORY AGREEMENT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


                                    PLEASE MARK, SIGN DATE AND RETURN THIS
                                    PROXY CARD PROMPTLY USING THE ENCLOSED
                                    PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                    PLEASE SIGN EXACTLY AS NAME APPEARS AT LEFT.



                                    DATE:                , 1999
                                         ----------------

                                    If signing in a representative capacity (as attorney, executor or administrator, trustee, guardian or custodian, corporate officer or general partner), please indicate such capacity following signature. Proxies for custodian accounts must be signed by the named custodian, not by the minor.

                                    -------------------------------------------
                                    Signature(s) if held jointly (Title(s), if required)

                           THE TRAVELERS SERIES TRUST

                     JURIKA & VOYLES CORE EQUITY PORTFOLIO

    Proxy for a Special Meeting of Shareholders to be held on April 30, 1999

The undersigned, revoking all proxies heretofore given, hereby appoints Heath
B. McLendon and Robert E. McGill III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all shares of the Jurika & Voyles Core Equity Portfolio of The Travelers Series Trust which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 9:00 a.m. on Friday, April 30, 1099 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Special meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

            PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX(ES) BELOW.

                                                FOR         AGAINST   ABSTAIN


1.   PROPOSAL TO ADOPT STANDARD FUNDAMENTAL INVESTMENT POLICIES

     Item 1.A.  Proposal To Amend the Fundamental Investment Policies On Issuer Diversification
     Item 1.B.  Proposal To Amend the Fundamental Investment Policies On Industry Concentration
     Item 1.C.  Proposal To Amend the Fundamental Investment Policies On Borrowing
     Item 1.D.  Proposal To Amend the Fundamental Investment Policies On Real Estate
     Item 1.E.  Proposal To Amend the Fundamental Investment Policies On Loans
     Item 1.F.  Proposal To Amend the Fundamental Investment Policies On Commodities
     Item 1.G.  Proposal To Amend the Fundamental Investment Policies On Underwriting


2. PROPOSAL TO REDESIGNATE (AND AMEND AS APPLICABLE) OR ELIMINATE CERTAIN FUNDS' FUNDAMENTAL INVESTMENT POLICIES

     Item 2.F.  Proposal To Eliminate the Fundamental Investment Policies On Oil, Gas and Minerals


3.   PROPOSAL TO AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES TO
     PERMIT EACH FUND TO INVEST ALL OR A PORTION OF ITS ASSETS IN ONE OR MORE INVESTMENT COMPANIES AND RELATED AMENDMENTS TO THE
     FUND'S ADVISORY AGREEMENT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


                                        PLEASE MARK, SIGN DATE AND RETURN THIS
                                        PROXY CARD PROMPTLY USING THE ENCLOSED
                                        PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                        PLEASE SIGN EXACTLY AS NAME APPEARS AT
                                        LEFT.



                                        DATE:                 , 1999
                                              ----------------
                                        If signing in a representative capacity
                                        (as attorney, executor or
                                        administrator, trustee, guardian or
                                        custodian, corporate officer or general
                                        partner), please indicate such capacity
                                        following signature.  Proxies for
                                        custodian accounts must be signed by
                                        the named custodian, not by the minor.

                                        --------------------------------------
                                        Signature(s) if held jointly
                                        (Title(s), if required)

                           THE TRAVELERS SERIES TRUST

                              LARGE CAP PORTFOLIO

    Proxy for a Special Meeting of Shareholders to be held on April 30, 1999

The undersigned, revoking all proxies heretofore given, hereby appoints Heath
B. McLendon and Robert E. McGill III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all shares of the Large Cap Portfolio of The Travelers Series Trust which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 9:00 a.m. on Friday, April 30, 1099 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Special meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

            PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX(ES) BELOW.



                                                       FOR     AGAINST   ABSTAIN


3.   PROPOSAL TO AMEND CERTAIN FUNDAMENTAL INVESTMENT
     POLICIES TO PERMIT EACH FUND TO INVEST ALL OR A
     PORTION OF ITS ASSETS IN ONE OR MORE INVESTMENT
     COMPANIES AND RELATED AMENDMENTS TO THE FUND'S
     ADVISORY AGREEMENT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL 3. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 3.


                                    PLEASE MARK, SIGN DATE AND RETURN THIS
                                    PROXY CARD PROMPTLY USING THE ENCLOSED
                                    PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                    PLEASE SIGN EXACTLY AS NAME APPEARS AT LEFT.



                                    DATE:                 , 1999
                                          ----------------
If signing in a representative capacity (as attorney, executor or administrator, trustee, guardian or custodian, corporate officer or general partner), please indicate such capacity following signature. Proxies for custodian accounts must be signed by the named custodian, not by the minor.

                                    ------------------------------------------
                                    Signature(s) if held jointly (Title(s), if required)

                           THE TRAVELERS SERIES TRUST

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

    Proxy for a Special Meeting of Shareholders to be held on April 30, 1999

The undersigned, revoking all proxies heretofore given, hereby appoints Heath
B. McLendon and Robert E. McGill III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all shares of Lazard International Stock Portfolio of The Travelers Series Trust which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 9:00 a.m. on Friday, April 30, 1099 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Special meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

            PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX(ES) BELOW.

                                                FOR         AGAINST   ABSTAIN


1.   PROPOSAL TO ADOPT STANDARD FUNDAMENTAL INVESTMENT POLICIES

     Item 1.B.  Proposal To Amend the Fundamental Investment Policies On Industry Concentration
     Item 1.C.  Proposal To Amend the Fundamental Investment Policies On Borrowing
     Item 1.D.  Proposal To Amend the Fundamental Investment Policies On Real Estate
     Item 1.E.  Proposal To Amend the Fundamental Investment Policies On Loans
     Item 1.G.  Proposal To Amend the Fundamental Investment Policies On Underwriting
     Item 1.H.  Proposal To Amend the Fundamental Investment Policies On Senior Securities


2. PROPOSAL TO REDESIGNATE (AND AMEND AS APPLICABLE) OR ELIMINATE CERTAIN FUNDS' FUNDAMENTAL INVESTMENT POLICIES

     Item 2.A.  Proposal To Redesignate the Fundamental Investment Policy On Liquidity
     Item 2.B   Proposal To Redesignate the Fundamental Investment Policies On Investments
                To Exercise Control
     Item 2.E.  Proposal To Redesignate and Amend As Applicable the Fundamental Investment Policies
                On Pledging Assets
     Item 2.J.  Proposal To Redesignate and Amend the Fundamental Investment Policies
                On Investing in the Securities Of Other Investment Companies


3.   PROPOSAL TO AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES TO
     PERMIT EACH FUND TO INVEST ALL OR A PORTION OF ITS ASSETS IN ONE OR MORE INVESTMENT COMPANIES AND RELATED AMENDMENTS TO THE FUND'S ADVISORY AGREEMENT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


                                        PLEASE MARK, SIGN DATE AND RETURN THIS
                                        PROXY CARD PROMPTLY USING THE ENCLOSED
                                        PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                        PLEASE SIGN EXACTLY AS NAME APPEARS AT
                                        LEFT.



                                        DATE:                 ,1999
                                             -----------------
                                        If signing in a representative capacity
                                        (as attorney, executor or
                                        administrator, trustee, guardian or
                                        custodian, corporate officer or general
                                        partner), please indicate such capacity
                                        following signature.  Proxies for
                                        custodian accounts must be signed by
                                        the named custodian, not by the minor.

                                        --------------------------------------
                                        Signature(s) if held jointly
                                        (Title(s), if required)

                           THE TRAVELERS SERIES TRUST

                         MFS EMERGING GROWTH PORTFOLIO

    Proxy for a Special Meeting of Shareholders to be held on April 30, 1999

The undersigned, revoking all proxies heretofore given, hereby appoints Heath
B. McLendon and Robert E. McGill III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all shares of the MFS Emerging Growth Portfolio of The Travelers Series Trust which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 9:00 a.m. on Friday, April 30, 1099 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Special meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

            PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX(ES) BELOW.

                                                FOR         AGAINST   ABSTAIN


1.   PROPOSAL TO ADOPT STANDARD FUNDAMENTAL INVESTMENT POLICIES

     Item 1.B.  Proposal To Amend the Fundamental Investment Policies On Industry Concentration

     Item 1.D.  Proposal To Amend the Fundamental Investment Policies On Real Estate


3.   PROPOSAL TO AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES TO
     PERMIT EACH FUND TO INVEST ALL OR A PORTION OF ITS ASSETS IN ONE OR MORE INVESTMENT COMPANIES AND RELATED AMENDMENTS TO THE FUND'S ADVISORY AGREEMENT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


                                        PLEASE MARK, SIGN DATE AND RETURN THIS
                                        PROXY CARD PROMPTLY USING THE ENCLOSED
                                        PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                        PLEASE SIGN EXACTLY AS NAME APPEARS AT
                                        LEFT.



                                        DATE:                 , 1999
                                             -----------------
                                        If signing in a representative capacity
                                        (as attorney, executor or
                                        administrator, trustee, guardian or
                                        custodian, corporate officer or general
                                        partner), please indicate such capacity
                                        following signature.  Proxies for
                                        custodian accounts must be signed by
                                        the named custodian, not by the minor.

                                        --------------------------------------
                                        Signature(s) if held jointly
                                        (Title(s), if required)

                           THE TRAVELERS SERIES TRUST

                          MFS MID CAP GROWTH PORTFOLIO

    Proxy for a Special Meeting of Shareholders to be held on April 30, 1999

The undersigned, revoking all proxies heretofore given, hereby appoints Heath
B. McLendon and Robert E. McGill III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all shares of the MFS Mid Cap Growth Portfolio of The Travelers Series Trust which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 9:00 a.m. on Friday, April 30, 1099 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Special meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

            PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX(ES) BELOW.

                                                FOR         AGAINST   ABSTAIN

1.   PROPOSAL TO ADOPT STANDARD FUNDAMENTAL INVESTMENT POLICIES

     Item 1.B.  Proposal To Amend the Fundamental Investment Policies On Industry Concentration
     Item 1.C.  Proposal To Amend the Fundamental Investment Policies On Borrowing
     Item 1.D.  Proposal To Amend the Fundamental Investment Policies On Real Estate
     Item 1.E.  Proposal To Amend the Fundamental Investment Policies On Loans
     Item 1.F.  Proposal To Amend the Fundamental Investment Policies On Commodities
     Item 1.G.  Proposal To Amend the Fundamental Investment Policies On Underwriting
     Item 1.H.  Proposal To Amend the Fundamental Investment Policies On Senior Securities


2. PROPOSAL TO REDESIGNATE (AND AMEND AS APPLICABLE) OR ELIMINATE CERTAIN FUNDS' FUNDAMENTAL INVESTMENT POLICIES

     Item 2.F. Proposal To Eliminate the Fundamental Investment Policies On Oil, Gas and Minerals


3.   PROPOSAL TO AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES TO
     PERMIT EACH FUND TO INVEST ALL OR A PORTION OF ITS ASSETS IN ONE OR MORE INVESTMENT COMPANIES AND RELATED AMENDMENTS TO THE
     FUND'S ADVISORY AGREEMENT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


                                        PLEASE MARK, SIGN DATE AND RETURN THIS
                                        PROXY CARD PROMPTLY USING THE ENCLOSED
                                        PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                        PLEASE SIGN EXACTLY AS NAME APPEARS AT
                                        LEFT.



                                        DATE:                  , 1999
                                             ------------------

                                        If signing in a representative capacity
                                        (as attorney, executor or
                                        administrator, trustee, guardian or
                                        custodian, corporate officer or general
                                        partner), please indicate such capacity
                                        following signature.  Proxies for
                                        custodian accounts must be signed by
                                        the named custodian, not by the minor.

                                        -------------------------------------
                                        Signature(s) if held jointly
                                        (Title(s), if required)

                           THE TRAVELERS SERIES TRUST

                             MFS RESEARCH PORTFOLIO

    Proxy for a Special Meeting of Shareholders to be held on April 30, 1999

The undersigned, revoking all proxies heretofore given, hereby appoints Heath
B. McLendon and Robert E. McGill III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all shares of the MFS Research Portfolio of The Travelers Series Trust which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 9:00 a.m. on Friday, April 30, 1099 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Special meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

            PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX(ES) BELOW.

                                                FOR         AGAINST   ABSTAIN

1.   PROPOSAL TO ADOPT STANDARD FUNDAMENTAL INVESTMENT POLICIES

     Item 1.A.  Proposal To Amend the Fundamental Investment Policies On Issuer Diversification
     Item 1.B.  Proposal To Amend the Fundamental Investment Policies On Industry Concentration
     Item 1.C.  Proposal To Amend the Fundamental Investment Policies On Borrowing
     Item 1.D.  Proposal To Amend the Fundamental Investment Policies On Real Estate
     Item 1.E.  Proposal To Amend the Fundamental Investment Policies On Loans
     Item 1.F.  Proposal To Amend the Fundamental Investment Policies On Commodities
     Item 1.G.  Proposal To Amend the Fundamental Investment Policies On Underwriting


2. PROPOSAL TO REDESIGNATE (AND AMEND AS APPLICABLE) OR ELIMINATE CERTAIN FUNDS' FUNDAMENTAL INVESTMENT POLICIES

     Item 2.A.  Proposal To Redesignate the Fundamental Investment Policy On Liquidity
     Item 2.B   Proposal To Redesignate the Fundamental Investment Policies On Investments
                To Exercise Control
     Item 2.C.  Proposal To Redesignate and Amend As Applicable the Fundamental Investment
                Policies Concerning Short Sales
     Item 2.D.  Proposal To Redesignate and Amend As Applicable the Fundamental Investment
                Policies On Purchasing On Margin
     Item 2.E.  Proposal To Redesignate and Amend As Applicable the Fundamental Investment
                Policies On Pledging Assets
     Item 2.G.  Proposal To Eliminate the Fundamental Investment Policies On "Unseasoned Issuers"
     Item 2.H.  Proposal To Eliminate the Fundamental Investment Policies On Puts And Calls
     Item 2.J.  Proposal To Redesignate and Amend the Fundamental Investment Policies On
                Investing in the Securities Of Other Investment Companies

3.   PROPOSAL TO AMEND CERTAIN FUNDAMENTAL INVESTMENT
     POLICIES TO PERMIT EACH FUND TO INVEST ALL OR A PORTION
     OF ITS ASSETS IN ONE OR MORE INVESTMENT COMPANIES AND
     RELATED AMENDMENTS TO THE FUND'S ADVISORY AGREEMENT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


                                        PLEASE MARK, SIGN DATE AND RETURN THIS
                                        PROXY CARD PROMPTLY USING THE ENCLOSED
                                        PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                        PLEASE SIGN EXACTLY AS NAME APPEARS AT
                                        LEFT.



                                        DATE:                  , 1999
                                             ------------------

                                        If signing in a representative capacity
                                        (as attorney, executor or
                                        administrator, trustee, guardian or
                                        custodian, corporate officer or general
                                        partner), please indicate such capacity
                                        following signature.  Proxies for
                                        custodian accounts must be signed by
                                        the named custodian, not by the minor.

                                        ---------------------------------------
                                        Signature(s) if held jointly
                                        (Title(s), if required)

                           THE TRAVELERS SERIES TRUST

                            NWQ LARGE CAP PORTFOLIO

    Proxy for a Special Meeting of Shareholders to be held on April 30, 1999

The undersigned, revoking all proxies heretofore given, hereby appoints Heath
B. McLendon and Robert E. McGill III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all shares of the NWQ Large Cap Portfolio of The Travelers Series Trust which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 9:00 a.m. on Friday, April 30, 1099 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Special meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

            PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX(ES) BELOW.

                                                FOR         AGAINST   ABSTAIN

1.   PROPOSAL TO ADOPT STANDARD FUNDAMENTAL INVESTMENT POLICIES

     Item 1.A.  Proposal To Amend the Fundamental Investment Policies On Issuer Diversification
     Item 1.B.  Proposal To Amend the Fundamental Investment Policies On Industry Concentration
     Item 1.C.  Proposal To Amend the Fundamental Investment Policies On Borrowing
     Item 1.E.  Proposal To Amend the Fundamental Investment Policies On Loans


2. PROPOSAL TO REDESIGNATE (AND AMEND AS APPLICABLE) OR ELIMINATE CERTAIN FUNDS' FUNDAMENTAL INVESTMENT POLICIES

     Item 2.E. Proposal To Redesignate and Amend As Applicable the Fundamental Investment Policies On Pledging Assets


3.   PROPOSAL TO AMEND CERTAIN FUNDAMENTAL INVESTMENT
     POLICIES TO PERMIT EACH FUND TO INVEST ALL OR A PORTION
     OF ITS ASSETS IN ONE OR MORE INVESTMENT COMPANIES AND
     RELATED AMENDMENTS TO THE FUND'S ADVISORY AGREEMENT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


                                        PLEASE MARK, SIGN DATE AND RETURN THIS
                                        PROXY CARD PROMPTLY USING THE ENCLOSED
                                        PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                        PLEASE SIGN EXACTLY AS NAME APPEARS AT
                                        LEFT.



                                        DATE:                  , 1999
                                             ------------------

                                        If signing in a representative capacity
                                        (as attorney, executor or
                                        administrator, trustee, guardian or
                                        custodian, corporate officer or general
                                        partner), please indicate such capacity
                                        following signature.  Proxies for
                                        custodian accounts must be signed by
                                        the named custodian, not by the  minor.

                                        ----------------------------
                                        Signature(s) if held jointly
                                        (Title(s), if required)

                           THE TRAVELERS SERIES TRUST

                        SOCIAL AWARENESS STOCK PORTFOLIO

    Proxy for a Special Meeting of Shareholders to be held on April 30, 1999

The undersigned, revoking all proxies heretofore given, hereby appoints Heath
B. McLendon and Robert E. McGill III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all shares of the Social Awareness Stock Portfolio of The Travelers Series Trust which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 9:00 a.m. on Friday, April 30, 1099 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Special meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

            PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX(ES) BELOW.

                                                FOR         AGAINST   ABSTAIN


1.   PROPOSAL TO ADOPT STANDARD FUNDAMENTAL INVESTMENT POLICIES

     Item 1.A.  Proposal To Amend the Fundamental Investment Policies On Issuer Diversification
     Item 1.C.  Proposal To Amend the Fundamental Investment Policies On Borrowing
     Item 1.D.  Proposal To Amend the Fundamental Investment Policies On Real Estate
     Item 1.E.  Proposal To Amend the Fundamental Investment Policies On Loans
     Item 1.F.  Proposal To Amend the Fundamental Investment Policies On Commodities
     Item 1.G.  Proposal To Amend the Fundamental Investment Policies On Underwriting
     Item 1.H.  Proposal To Amend the Fundamental Investment Policies On Senior Securities


2. PROPOSAL TO REDESIGNATE (AND AMEND AS APPLICABLE) OR ELIMINATE CERTAIN FUNDS' FUNDAMENTAL INVESTMENT POLICIES

     Item 2.B   Proposal To Redesignate the Fundamental Investment Policies On Investments
                To Exercise Control


3.   PROPOSAL TO AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES TO
     PERMIT EACH FUND TO INVEST ALL OR A PORTION OF ITS ASSETS IN ONE OR MORE INVESTMENT COMPANIES AND RELATED AMENDMENTS TO THE FUND'S ADVISORY AGREEMENT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


                                        PLEASE MARK, SIGN DATE AND RETURN THIS
                                        PROXY CARD PROMPTLY USING THE ENCLOSED
                                        PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                        PLEASE SIGN EXACTLY AS NAME APPEARS AT
                                        LEFT.



                                        DATE:                 , 1999
                                             -----------------

                                        If signing in a representative capacity
                                        (as attorney, executor or
                                        administrator, trustee, guardian or
                                        custodian, corporate officer or general
                                        partner), please indicate such capacity
                                        following signature.  Proxies for
                                        custodian accounts must be signed by
                                        the named custodian, not by the minor.

                                        --------------------------------------
                                        Signature(s) if held jointly
                                        (Title(s), if required)

                           THE TRAVELERS SERIES TRUST

                           STRATEGIC STOCK PORTFOLIO

    Proxy for a Special Meeting of Shareholders to be held on April 30, 1999

The undersigned, revoking all proxies heretofore given, hereby appoints Heath
B. McLendon and Robert E. McGill III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all shares of the Strategic Stock Portfolio of The Travelers Series Trust which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 9:00 a.m. on Friday, April 30, 1099 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Special meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

                        PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX(ES) BELOW.

                                                FOR         AGAINST   ABSTAIN


1.   PROPOSAL TO ADOPT STANDARD FUNDAMENTAL INVESTMENT POLICIES

     Item 1.B.  Proposal To Amend the Fundamental Investment Policies On Industry Concentration
     Item 1.C.  Proposal To Amend the Fundamental Investment Policies On Borrowing
     Item 1.D.  Proposal To Amend the Fundamental Investment Policies On Real Estate
     Item 1.E.  Proposal To Amend the Fundamental Investment Policies On Loans
     Item 1.F.  Proposal To Amend the Fundamental Investment Policies On Commodities
     Item 1.G.  Proposal To Amend the Fundamental Investment Policies On Underwriting
     Item 1.H.  Proposal To Amend the Fundamental Investment Policies On Senior Securities


2. PROPOSAL TO REDESIGNATE (AND AMEND AS APPLICABLE) OR ELIMINATE CERTAIN FUNDS' FUNDAMENTAL INVESTMENT POLICIES

     Item 2.B   Proposal To Redesignate the Fundamental Investment Policies On Investments
                To Exercise Control
     Item 2.C.  Proposal To Redesignate and Amend As Applicable the Fundamental Investment
                Policies Concerning Short Sales


3.   PROPOSAL TO AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES TO
     PERMIT EACH FUND TO INVEST ALL OR A PORTION OF ITS ASSETS IN ONE OR MORE INVESTMENT COMPANIES AND RELATED AMENDMENTS TO THE FUND'S ADVISORY AGREEMENT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


                                        PLEASE MARK, SIGN DATE AND RETURN THIS
                                        PROXY CARD PROMPTLY USING THE ENCLOSED
                                        PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                        PLEASE SIGN EXACTLY AS NAME APPEARS AT
                                        LEFT.



                                        DATE:                  , 1999
                                             ------------------

                                        If signing in a representative capacity
                                        (as attorney, executor or
                                        administrator, trustee, guardian or
                                        custodian, corporate officer or general
                                        partner), please indicate such capacity
                                        following signature.  Proxies for
                                        custodian accounts must be signed by
                                        the named custodian, not by the minor.



                                        ---------------------------------------
                                        Signature(s) if held jointly
                                        (Title(s), if required)

                           THE TRAVELERS SERIES TRUST

                        TRAVELERS QUALITY BOND PORTFOLIO

    Proxy for a Special Meeting of Shareholders to be held on April 30, 1999

The undersigned, revoking all proxies heretofore given, hereby appoints Heath
B. McLendon and Robert E. McGill III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all shares of the Travelers Quality Bond Portfolio of The Travelers Series Trust which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 9:00 a.m. on Friday, April 30, 1099 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Special meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

            PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX(ES) BELOW.

                                                FOR         AGAINST   ABSTAIN



3.   PROPOSAL TO AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES TO
     PERMIT EACH FUND TO INVEST ALL OR A PORTION OF ITS ASSETS IN ONE OR MORE INVESTMENT COMPANIES AND RELATED AMENDMENTS TO THE FUND'S ADVISORY AGREEMENT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


                                        PLEASE MARK, SIGN DATE AND RETURN THIS
                                        PROXY CARD PROMPTLY USING THE ENCLOSED
                                        PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                        PLEASE SIGN EXACTLY AS NAME APPEARS AT
                                        LEFT.



                                        DATE:                  , 1999
                                             ------------------

                                        If signing in a representative capacity
                                        (as attorney, executor or
                                        administrator, trustee, guardian or
                                        custodian, corporate officer or general
                                        partner), please indicate such capacity
                                        following signature.  Proxies for
                                        custodian accounts must be signed by
                                        the named custodian, not by the minor.



                                        ---------------------------------------
                                        Signature(s) if held jointly
                                        (Title(s), if required)

                           THE TRAVELERS SERIES TRUST

                      U.S. GOVERNMENT SECURITIES PORTFOLIO

    Proxy for a Special Meeting of Shareholders to be held on April 30, 1999

The undersigned, revoking all proxies heretofore given, hereby appoints Heath
B. McLendon and Robert E. McGill III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all shares of the U.S. Government Securities Portfolio of The Travelers Series Trust which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 9:00 a.m. on Friday, April 30, 1099 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Special meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

            PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX(ES) BELOW.

                                                FOR         AGAINST   ABSTAIN

1.   PROPOSAL TO ADOPT STANDARD FUNDAMENTAL INVESTMENT POLICIES

     Item 1.A.  Proposal To Amend the Fundamental Investment Policies On Issuer Diversification
     Item 1.B.  Proposal To Amend the Fundamental Investment Policies On Industry Concentration
     Item 1.C.  Proposal To Amend the Fundamental Investment Policies On Borrowing
     Item 1.D.  Proposal To Amend the Fundamental Investment Policies On Real Estate
     Item 1.E.  Proposal To Amend the Fundamental Investment Policies On Loans
     Item 1.F.  Proposal To Amend the Fundamental Investment Policies On Commodities
     Item 1.G   Proposal To Amend the Fundamental Investment Policies On Underwriting


2. PROPOSAL TO REDESIGNATE (AND AMEND AS APPLICABLE) OR ELIMINATE CERTAIN FUNDS' FUNDAMENTAL INVESTMENT POLICIES

     Item 2.B   Proposal To Redesignate the Fundamental Investment Policies On Investments
                To Exercise Control
     Item 2.C.  Proposal To Redesignate and Amend As Applicable the Fundamental Investment
                Policies Concerning Short Sales
     Item 2.D.  Proposal To Redesignate and Amend As Applicable the Fundamental Investment
                Policies On Purchasing On Margin
     Item 2.E.  Proposal To Redesignate and Amend As Applicable the Fundamental Investment
                Policies On Pledging Assets
     Item 2.J.  Proposal To Redesignate and Amend the Fundamental Investment Policies
                On Investing in the Securities Of Other Investment Companies

3.   PROPOSAL TO AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES
     TO PERMIT EACH FUND TO INVEST ALL OR A PORTION OF ITS ASSETS IN ONE OR MORE INVESTMENT COMPANIES AND RELATED AMENDMENTS TO THE FUND'S ADVISORY AGREEMENT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


                                        PLEASE MARK, SIGN DATE AND RETURN THIS
                                        PROXY CARD PROMPTLY USING THE ENCLOSED
                                        PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                        PLEASE SIGN EXACTLY AS NAME APPEARS AT
                                        LEFT.



                                        DATE:                  , 1999
                                             ------------------

                                        If signing in a representative capacity
                                        (as attorney, executor or
                                        administrator, trustee, guardian or
                                        custodian, corporate officer or general
                                        partner), please indicate such capacity
                                        following signature.  Proxies for
                                        custodian accounts must be signed by
                                        the named custodian, not by the minor.



                                        --------------------------------------
                                        Signature(s) if held jointly
                                        (Title(s), if required)

                           THE TRAVELERS SERIES TRUST

                              UTILITIES PORTFOLIO

    Proxy for a Special Meeting of Shareholders to be held on April 30, 1999

The undersigned, revoking all proxies heretofore given, hereby appoints Heath
B. McLendon and Robert E. McGill III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all shares of the Utilities Portfolio of The Travelers Series Trust which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 9:00 a.m. on Friday, April 30, 1099 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Special meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

            PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX(ES) BELOW.

                                                FOR         AGAINST   ABSTAIN


1.   PROPOSAL TO ADOPT STANDARD FUNDAMENTAL INVESTMENT POLICIES

     Item 1.A.  Proposal To Amend the Fundamental Investment Policies On Issuer Diversification
     Item 1.C.  Proposal To Amend the Fundamental Investment Policies On Borrowing
     Item 1.E.  Proposal To Amend the Fundamental Investment Policies On Loans
     Item 1.F.  Proposal To Amend the Fundamental Investment Policies On Commodities


2. PROPOSAL TO REDESIGNATE (AND AMEND AS APPLICABLE) OR ELIMINATE CERTAIN FUNDS' FUNDAMENTAL INVESTMENT POLICIES

     Item 2.C.  Proposal To Redesignate and Amend As Applicable the Fundamental Investment
                Policies Concerning Short Sales
     Item 2.D.  Proposal To Redesignate and Amend As Applicable the Fundamental Investment
                Policies On Purchasing On Margin
     Item 2.E.  Proposal To Redesignate and Amend As Applicable the Fundamental Investment
                Policies On Pledging Assets


3.   PROPOSAL TO AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES TO
     PERMIT EACH FUND TO INVEST ALL OR A PORTION OF ITS ASSETS IN ONE OR MORE INVESTMENT COMPANIES AND RELATED AMENDMENTS TO THE
     FUND'S ADVISORY AGREEMENT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


                                        PLEASE MARK, SIGN DATE AND RETURN THIS
                                        PROXY CARD PROMPTLY USING THE ENCLOSED
                                        PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                        PLEASE SIGN EXACTLY AS NAME APPEARS AT
                                        LEFT.



                                        DATE:                  , 1999
                                             ------------------

                                        If signing in a representative capacity
                                        (as attorney, executor or
                                        administrator, trustee, guardian or
                                        custodian, corporate officer or general
                                        partner), please indicate such capacity
                                        following signature.  Proxies for
                                        custodian accounts must be signed by
                                        the named custodian, not by the minor.

                                        --------------------------------------
                                        Signature(s) if held jointly
                                        (Title(s), if required)

                           THE TRAVELERS SERIES TRUST

                 ZERO COUPON BOND FUND PORTFOLIO (SERIES 2000)

    Proxy for a Special Meeting of Shareholders to be held on April 30, 1999

The undersigned, revoking all proxies heretofore given, hereby appoints Heath
B. McLendon and Robert E. McGill III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all shares of Zero Coupon Bond Fund Portfolio of The Travelers Series Trust which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 9:00 a.m. on Friday, April 30, 1099 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Special meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

            PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX(ES) BELOW.

                                                FOR         AGAINST   ABSTAIN


1.   PROPOSAL TO ADOPT STANDARD FUNDAMENTAL INVESTMENT POLICIES

     Item 1.A.  Proposal To Amend the Fundamental Investment Policies On Issuer Diversification
     Item 1.B.  Proposal To Amend the Fundamental Investment Policies On Industry Concentration
     Item 1.C.  Proposal To Amend the Fundamental Investment Policies On Borrowing
     Item 1.E.  Proposal To Amend the Fundamental Investment Policies On Loans
     Item 1.F.  Proposal To Amend the Fundamental Investment Policies On Commodities


2. PROPOSAL TO REDESIGNATE (AND AMEND AS APPLICABLE) OR ELIMINATE CERTAIN FUNDS' FUNDAMENTAL INVESTMENT POLICIES

     Item 2.C.  Proposal To Redesignate and Amend As Applicable the Fundamental Investment
                Policies Concerning Short Sales
     Item 2.D.  Proposal To Redesignate and Amend As Applicable the Fundamental Investment
                Policies On Purchasing On Margin
     Item 2.E.  Proposal To Redesignate and Amend As Applicable the Fundamental Investment
                Policies On Pledging Assets

 3.  PROPOSAL TO AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES TO
     PERMIT EACH FUND TO INVEST ALL OR A PORTION OF ITS ASSETS IN ONE OR MORE INVESTMENT COMPANIES AND RELATED AMENDMENTS TO THE
     FUND'S ADVISORY AGREEMENT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


                                        PLEASE MARK, SIGN DATE AND RETURN THIS
                                        PROXY CARD PROMPTLY USING THE ENCLOSED
                                        PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                        PLEASE SIGN EXACTLY AS NAME APPEARS AT
                                        LEFT.



                                        DATE:                  , 1999
                                             ------------------

                                        If signing in a representative capacity
                                        (as attorney, executor or
                                        administrator, trustee, guardian or
                                        custodian, corporate officer or general
                                        partner), please indicate such capacity
                                        following signature.  Proxies for
                                        custodian accounts must be signed by
                                        the named custodian, not by the minor.

                                        --------------------------------------
                                        Signature(s) if held jointly
                                        (Title(s), if required)

                           THE TRAVELERS SERIES TRUST

                 ZERO COUPON BOND FUND PORTFOLIO (SERIES 2005)

    Proxy for a Special Meeting of Shareholders to be held on April 30, 1999

The undersigned, revoking all proxies heretofore given, hereby appoints Heath
B. McLendon and Robert E. McGill III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all shares of the Zero Coupon Bond Fund Portfolio (Series 2005) of The Travelers Series Trust which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 9:00 a.m. on Friday, April 30, 1099 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Special meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

            PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX(ES) BELOW.

                                               FOR         AGAINST   ABSTAIN


1.   PROPOSAL TO ADOPT STANDARD FUNDAMENTAL INVESTMENT POLICIES

     Item 1.A.  Proposal To Amend the Fundamental Investment Policies On Issuer Diversification
     Item 1.B.  Proposal To Amend the Fundamental Investment Policies On Industry Concentration
     Item 1.C.  Proposal To Amend the Fundamental Investment Policies On Borrowing
     Item 1.E.  Proposal To Amend the Fundamental Investment Policies On Loans
     Item 1.F.  Proposal To Amend the Fundamental Investment Policies On Commodities


2. PROPOSAL TO REDESIGNATE (AND AMEND AS APPLICABLE) OR ELIMINATE CERTAIN FUNDS' FUNDAMENTAL INVESTMENT POLICIES

     Item 2.C.  Proposal To Redesignate and Amend As Applicable the Fundamental Investment
                Policies Concerning Short Sales
     Item 2.D.  Proposal To Redesignate and Amend As Applicable the Fundamental Investment
                Policies On Purchasing On Margin
     Item 2.E.  Proposal To Redesignate and Amend As Applicable the Fundamental Investment
                Policies On Pledging Assets


 3.  PROPOSAL TO AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES TO
     PERMIT EACH FUND TO INVEST ALL OR A PORTION OF ITS ASSETS IN ONE OR MORE INVESTMENT COMPANIES AND RELATED AMENDMENTS TO THE
     FUND'S ADVISORY AGREEMENT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


                                        PLEASE MARK, SIGN DATE AND RETURN THIS
                                        PROXY CARD PROMPTLY USING THE ENCLOSED
                                        PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                        PLEASE SIGN EXACTLY AS NAME APPEARS AT
                                        LEFT.



                                        DATE:                  , 1999
                                             ------------------

                                        If signing in a representative capacity
                                        (as attorney, executor or
                                        administrator, trustee, guardian or
                                        custodian, corporate officer or general
                                        partner), please indicate such capacity
                                        following signature.  Proxies for
                                        custodian accounts must be signed by
                                        the named custodian, not by the minor.

                                        --------------------------------------
                                        Signature(s) if held jointly
                                        (Title(s), if required)